[COVER W/ PICTURE OF PEOPLE AT MEETING, COMPUTER SCREENS, BOOKS, AND FINANCIAL TABLES]


______________________

 PROSPECTUS

OCTOBER 1, 1998

 AS AMENDED

MARCH 1, 1999
__________________

WELLS FARGO
& COMPANY
401(k) PLAN
__________________

INVESTMENT FUNDS

_______________________





                                                   STRATEGIC  INCOME  FUND
                                                    MODERATE BALANCED FUND
                                                     GROWTH BALANCED FUND
                                                 AGGRESSIVE BLAANCED-EQUITY FUND
                                                    DIVERSIFIED EQUITY FUND
                                                   LARGE COMPANY GROWTH FUND
                                                   DIVERSIFIED SMALL CAP FUND





[LOGO] NORWEST
--------------------
ADVANTAGE FUNDS(R)




________________________________________________________________________________
|Mutual funds are NOT insured           |   May Lose Value  | No Bank Guarantee.
|by the FDIC.  Federal Reserve          |                   |
|System, U.S. Government, or any        |                   |
|government agency.                     |                   |
________________________________________|___________________|___________________

                                   PROSPECTUS

                    OCTOBER 1, 1998 AS AMENDED MARCH 1, 1999

This Prospectus describes the shares of certain Norwest Advantage mutual funds offered to Wells Fargo & Company 401(k) Plan participants:

     o 1 FIXED INCOME FUND - Strategic Income Fund.

     o 3 BALANCED FUNDS - Moderate Balanced Fund Growth Balanced Fund, and Aggressive Balanced-Equity Fund.

     o 3 EQUITY FUNDS - Diversified Equity Fund, Large Company Growth Fund and Diversified Small Cap Fund.











AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

INVESTING IN ANY MUTUAL FUND HAS RISK. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN ANY OF THE FUNDS.

NO GOVERNMENTAL AGENCY, INCLUDING THE U.S. SECURITIES AND EXCHANGE COMMISSION, HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER OR NOT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[PICTURES OF PEOPLE IN A MEETING]

TABLE OF CONTENTS
                                                                            PAGE
                  OVERVIEW.....................................................2   [OVERVIEW TAB]



                  FINANCIAL HIGHLIGHTS.........................................8   [FINANCIAL
                                                                                    HIGHLIGHTS TAB]


                  GLOSSARY....................................................14   [GLOSSARY TAB]


[INVESTMENT
OBJECTIVE         INVESTMENT OBJECTIVES AND POLICIES..........................15   [INVESTMENT
ICON]                                                                               OBJECTS & POLICIES TAB]



[RISK             RISK CONSIDERATIONS.........................................33   [RISK
ICON]                                                                               CONSIDERATIONS TAB]


                  COMMON POLICIES.............................................35   [COMMON POLICIES TAB]



                  MANAGEMENT OF THE FUNDS ....................................37   [MANAGEMENT OF
                                                                                   FUNDS TAB]


                  HOW TO BUY AND SELL SHARES..................................47   [HOW TO BUY AND
                                                                                    SELL SHARES TAB]


                  DISTRIBUTIONS AND TAX MATTERS...............................52    [DISTRIBUTIONS
                                                                                    AND TAX MATTERS TAB]


                  OTHER INFORMATION...........................................54    [OTHER INFORMATION TAB]


2

[PICUTRES OF SPEADSHEETS]

OVERVIEW

          THE FOLLOWING IS A SUMMARY OF INFORMATION ABOUT THE FUNDS. BEFORE INVESTING, YOU SHOULD READ THE PROSPECTUS AND CONSIDER THE DISCUSSIONS UNDER Investment Objectives and Policies AND Risk Considerations.

          NO SINGLE FUND IS A COMPLETE OR BALANCED INVESTMENT PROGRAM, BUT EACH CAN SERVE AS A PART OF YOUR OVERALL INVESTMENT PROGRAM.

THE FUNDS AT A GLANCE

[BOND
ICON]

The FIXED INCOME FUND generally seeks a combination of current income and capital appreciation.



   FUND                                    OBJECTIVE                            PRIMARY INVESTMENTS


   STRATEGIC INCOME FUND                   Combination of current income and    70%-90% fixed income investments
                                           capital appreciation.                10%-30% equity investments.
[STOCK &
BOND ICON]

The BALANCED FUNDS generally seek a combination of current income and capital appreciation.


   FUND                                    OBJECTIVE                            PRIMARY INVESTMENTS


   MODERATE BALANCED FUND                  Combination of current income and    45%-75% fixed income investments
                                           capital appreciation.                25%-55% equity investments.

   GROWTH BALANCED FUND                    Combination of current income and    15%-55% fixed income investments
                                           capital appreciation.                45%-85% equity investments.

   AGGRESSIVE BALANCED-EQUITY FUND         Combination of current income and    0%-40% fixed income investments
                                           capital appreciation.                60%-100% equity investments.

                                                                               3

The EQUITY FUNDS generally seek growth of capital.
                                                                      [OVERVIEW
                                                                            TAB

   FUND                                    OBJECTIVE                            PRIMARY INVESTMENTS

[STOCK
ICON]


   DIVERSIFIED EQUITY FUND                 Long-term capital appreciation       Diversified investments in five
                                           while moderating annual return       different equity investment
                                           volatility.                          styles.

   LARGE COMPANY GROWTH FUND               Long-term capital appreciation.      Common stock of large
                                                                                high-quality domestic companies
                                                                                with superior growth potential.


   DIVERSIFIED SMALL CAP FUND              Long-term capital appreciation       Diversified investments in five
                                           while moderating annual return       different small company equity
                                           volatility.                          investment styles.

CLASSES OF SHARES

         All Funds offer I Shares. I Shares are designed for clients of investment advisers and bank trust departments, trust companies and their affiliates, including broker-dealers if the Fund does not offer other classes of shares.

FUND STRUCTURES

         The Funds invest in one or more other funds identified in this prospectus as Portfolios. Portfolios do not offer their shares to the public. Except when necessary to describe a Fund's investment in a Portfolio, this prospectus discusses a Fund's investments in a Portfolio as if the investments were made directly in individual securities.

MANAGEMENT OF THE FUNDS

          NORWEST INVESTMENT MANAGEMENT, INC. or NORWEST is the investment adviser for all of the Funds and all but three of the Portfolios. Norwest, a subsidiary of Norwest Bank Minnesota, N.A. or Norwest Bank, provides investment advice to institutions, pension plans, and other accounts and currently manages more than $29 billion in assets.

          SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. or SCHRODER is the investment adviser for two Portfolios: Schroder EM Core Portfolio and International Portfolio. Schroder specializes in providing international investment advice.

          WELLS FARGO BANK is the investment adviser for International Equity Portfolio. In this capacity, Wells Fargo Bank makes investment decisions for and administers the Portfolio's investment program.

          INVESTMENT SUBADVISERS make investment decisions for certain Funds and Portfolios under Norwest's general supervision. This prospectus generally refers to Norwest, Schroder, Wells Fargo Bank, or a subadviser as an Adviser.

4

          The  FORUM   FINANCIAL   GROUP  of   companies   provide   management,
          administrative, and underwriting services to the Funds.

INVESTMENT MINIMUMS AND RESTRICTIONS

          The normal account minimums, sales and other charges are waived for all Wells Fargo & Company 401(k) Plan participants.

EXCHANGES

          If you own Fund shares, you may exchange them for shares of certain other Funds.


DISTRIBUTIONS

          The DISTRIBUTIONS AND TAX MATTERS section discusses how often the Funds distribute net investment income. Each Fund distributes to shareholders its net capital gain, if any, at least annually.


RISK FACTORS

[RISK
ICON]

         All investments in a Fund are subject to risk and may decline in value. The amount and types of risk vary from Fund to Fund depending on the Fund's investment objective, the Adviser's strategy, the markets in which the Fund invests, the investments that the Fund makes, and prevailing economic conditions over the period of your investment.

         Every Fund also has the risk that its Adviser may not be successful in carrying out its investment strategy, that a portfolio manager may prove difficult to replace if he or she becomes unavailable to manage the Fund and that the Fund's particular investment strategy may result in performance that is worse or better than the performance of the market as a whole. Your investment in a Fund also will have risk if you do not plan to invest for a period that is long enough to permit the investment to recover from an adverse market movement.

BALANCED FUNDS AND STRATEGIC INCOME FUND:

[STOCK &
BOND ICON]

         These Funds divide their investments between fixed income securities and equity securities in varying proportions, depending on the Fund's investment policies. As a result, an investment in these Funds will be subject both to the risks of fixed income securities and to the risks of equity securities. In addition, the Adviser may vary, within a fixed range, the allocations of the Fund's assets into each type of investment. There is a risk that the allocations selected by the Adviser will not achieve the Fund's objective as effectively as other possible allocations.

                                                                               5
                                                                       [OVERVIEW
                                                                            TAB]

[STOCK
ICON]

EQUITY FUNDS:

         The Equity Funds are subject to "market risk," which is the general risk that the value of a Fund's investments may decline if the stock markets perform poorly. There also is a risk that a Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

         Equity Funds that invest in smaller issuers or foreign issuers are riskier than other Equity Funds. Investments in smaller issuers are subject to greater changes in value because securities of smaller issuers may not trade as often or be as widely owned as the securities of larger issuers. Investments in foreign issuers are subject to the risks of foreign political and economic instability and changes in foreign currency exchange rates. Foreign investments also are subject to government actions, including exchange controls and limits on repayments of foreign investments. Foreign governments may nationalize, tax, or confiscate investors' assets.

EXPENSES OF INVESTING IN THE FUNDS

         The following table will assist you in understanding the expenses that you will bear directly or indirectly when you invest in a Fund. There are no transaction charges for purchasing, redeeming, or exchanging shares. The Funds do not have distribution expenses.

ANNUAL FUND OPERATING EXPENSES(1)(4) (as a percentage of average daily net assets after applicable fee waivers and expense reimbursements)

                                                                      THE FUNDS                          THE PORTFOLIOS
                                                               Investment                     Investment                   Total
                                                               Advisory         Other          Advisory        Other      Operating
                                                                Fees(2)       Expenses           Fees         Expenses     Expenses


         Strategic Income Fund                                   0.09%         0.29%             0.36%          0.06%     0.80%(3)
         Moderate Balanced Fund                                  0.12%         0.28%             0.41%          0.07%     0.88%(3)
         Growth Balanced Fund                                    0.13%         0.29%             0.45%          0.06%     0.93%(3)
         Aggressive Balanced-Equity Fund                         0.00%         0.47%             0.46%          0.07%     1.00%

         Diversified Equity Fund                                 0.16%          0.29%            0.49%          0.06%     1.00%(3)
         Large Company Growth Fund                                 N/A          0.33%            0.65%          0.02%     1.00%
         Diversified Small Cap Fund                              0.00%          0.27%            0.83%          0.10%     1.20%


(1) Each Fund bears its pro rata portion of the expenses of any Portfolio in which it invests.

(2) For Strategic Income Fund, each Balanced Fund, Diversified Equity Fund and Diversified Small Cap Fund, Funds - Investment Advisory Fees reflect an asset allocation fee, which absent fee waivers, would be 0.25%.

(3) Norwest and the Fund's administrator have agreed to waive their fees through May 31, 1999, to ensure that the investment advisory, administrative, and management services fees borne by Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Diversified Equity Fund do not exceed, in the aggregate, 0.55%, 0.63%, 0.68% and 0.75%, respectively. Any reduction of those waivers after May 31, 1999 requires Board approval.

(4) Absent expense reimbursements and fee waivers, Funds - Other Expenses and Total Operating Expenses of the Funds would be: Strategic Income Fund 0.36% and 1.08%, Moderate Balanced Fund 0.33% and 1.11%, Growth Balanced Fund 0.33% and 1.15%, Aggressive Balanced-Equity Fund 1.51% and 2.35%, Diversified Equity Fund 0.32% and 1.17%, Large Company Growth Fund 0.35% and 1.08% and Diversified Small Cap Fund 1.47% and 2.70%. Absent expense reimbursements and fee waivers, The Portfolios -- Other Expenses would be: Strategic Income Fund 0.11%, Moderate Balanced Fund 0.12%, Growth Balanced Fund 0.12%, Aggressive Balanced-Equity Fund 0.12%, Diversified Equity Fund 0.11%, Large Company Growth Fund 0.08% and Diversified Small Cap Fund 0.15%. Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

6

EXAMPLE

         The following hypothetical example indicates the dollar amount of expenses you would pay, assuming a $1,000 investment in a Fund's shares, the expenses listed in Annual Fund Operating Expenses table, a 5% annual return, and reinvestment of all distributions. THE EXAMPLE DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLE.


                                      1 year     3 years     5 years    10 years
                                      ------     -------     -------    --------

  Strategic Income Fund                   8         26          44           99

  Moderate Balanced Fund                  9         28          49          108
  Growth Balanced Fund                    9         30          51          114
  Aggressive Balanced-Equity Fund        10         32          55          122

  Diversified Equity Fund                10         32          55          122
  Large Company Growth Fund              10         32          55          122
  Diversified Small Cap Fund             12         38          66          145

                     (This page intentionally left blank.)

8

[PICTURE OF SPREADSHEETS]


         FINANCIAL HIGHLIGHTS

          The financial highlights table is intended to help you understand each Fund's financial performance for 10 years or, if shorter, the Fund's operating history. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund, assuming reinvestment of all distributions. The information from June 1, 1994 through May 31, 1998, has been audited by KPMG LLP, independent auditors, whose reports dated July 21, 1998 about a Fund, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available at no charge upon request. These financial statements are incorporated by reference into the SAI. Other independent auditors audited information for prior periods.


[BOND
ICON]
                                                                        Net Realized
                                            Beginning                       and       Distribution Distributions  Ending
                                               Net           Net        Unrealized     from Net       Net        Net Asset
FIXED INCOME FUND - I SHARES               Asset Value    Investment    Gain (Loss)   Investment    Realized     Value Per
                                            Per Share       Income     on Investments   Income        Gain         Share
---------------------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME FUND(F)
Year Ended May 31, 1998                        $18.47         $0.79           $1.75        ($0.86)     ($0.59)      $19.56
Year Ended May 31, 1997                        $18.12         $0.97           $0.71        ($0.95)     ($0.38)      $18.47
November 1, 1995 to May 31, 1996               $18.21         $0.48           $0.42        ($0.76)     ($0.23)      $18.12
November 11, 1994(c) to October 31, 1995       $16.19         $0.75           $1.27          --          --         $18.21


(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(b) Total Return would have been lower absent expense reimbursements and fee waivers.
(c)  Commencement of operations.
(d)  Annualized.
(e) Portfolio Turnover Rate and Average Commission are not applicable as the Fund invested in more than one Portfolio.
(f) Prior to October 1, 1997, Strategic Income Fund was named Conservative Balanced Fund.

                                                                      [FINANCIAL
                                                                      HIGHLIGHTS
                                                                            TAB]


            Ratio to Average
               Net Assets
 ---------------------------------------


     Net                                               Portfolio    Average      Net Assets at
  Investment       Net        Gross         Total       Turnover   Commission    End of Period
 Income(Loss)(c) Expenses(c)Expenses(a)(c) Return(b)       Rate       Rate       (000's Omitted)
--------------------------------------------------------------------------------------


      4.47%       0.80%         1.03%       14.13%      N/A(e)       N/A(e)       $235,254
      4.38%       0.81%         0.98%        9.58%      72.03%      $0.0720       $128,777
    4.65%(d)     0.82%(d)     0.97%(d)       5.14%      56.47%      $0.0648       $146,950
    4.67%(d)     0.82%(d)     1.03%(d)      12.48%      65.53%        N/A         $136,710


10

[STOCK &
BOND ICON]


                                                                             Net Realized
                                                                                 And       Distribution Distributions  Ending
                                           Beginning Net        Net          Unrealized     from Net      from Net    Net Asset
BALANCED FUNDS - I SHARES                   Asset Value      Investment      Gain (Loss)   Investment     Realized    Value Per
                                             Per Share         Income      on Investments     Income        Gain        Share
-------------------------------------------------------------------------------------------------------------------------------
MODERATE BALANCED FUND
Year Ended May 31, 1998                        $21.59          $0.80            $2.72        ($0.86)     ($1.27)     $22.98
Year Ended May 31, 1997                        $20.27          $0.77            $1.60        ($0.76)     ($0.29)     $21.59
November 1, 1995 to May 31, 1996               $19.84          $0.46            $0.89        ($0.66)     ($0.26)     $20.27
November 11, 1994(f) to October 31, 1995       $17.25          $0.65            $1.94          --          --        $19.84
GROWTH BALANCED FUND
Year Ended May 31, 1998                        $24.77          $0.58            $4.52        ($0.60)     ($1.21)     $28.06
Year Ended May 31, 1997                        $22.83          $0.62            $2.86        ($0.63)     ($0.91)     $24.77
November 1, 1995 to May 31, 1996               $21.25          $0.31            $1.95        ($0.51)     ($0.17)     $22.83
November 11, 1994(f) to October 31, 1995       $17.95          $0.47            $2.83          --          --        $21.25
AGGRESSIVE BALANCED-EQUITY FUND
December 2, 1997(f) to May 31, 1998            $10.00          $0.06            $0.99        ($0.01)       --        $11.04
-------------------------------------------------------------------------------------------

(a) Includes expenses allocated from the Portfolios in which the Fund invests.
(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(c) Total Return would have been lower absent expense reimbursements and fee waivers.
(d) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.
(e) Annualized.
(f) Commencement of operations.
(g) Portfolio Turnover Rate and Average Commission Rate are not applicable as the fund invested in more than one Portfolio.

10

                                                                              11

                                                                      [FINANCIAL
                                                                 HIGHLIGHTS TAB]


           Ratio to Average
              Net Assets
---------------------------------------

     Net                                             Portfolio   Average     Net Assets at
  Investment     Net         Gross        Total     Turnover    Commission   End of Period
  Income(a)   Expenses(a) Expenses(a)(b) Return(c)     Rate      Rate (d)   (000's Omitted)
-------------------------------------------------------------------------------------------

   3.57%        0.88%        1.05%       17.04%      N/A(g)      N/A(g)           $464,384
   3.70%        0.88%        1.04%       12.04%      45.33%      $0.0684          $418,680
  3.95%(e)    0.90%(e)     1.04%(e)       7.03%      52.71%      $0.0658          $398,005
  3.76%(e)    0.92%(e)     1.11%(e)      15.01%      62.08%        N/A            $373,998

   2.38%        0.93%        1.09%       21.40%      N/A(g)      N/A(g)           $665,758
   2.47%        0.94%        1.16%       15.81%      24.33%      $0.0676          $503,382
  2.66%(e)    0.98%(e)     1.16%(e)      10.87%      38.78%      $0.0696          $484,641
  2.63%(e)    0.99%(e)     1.23%(e)      18.38%      41.04%        N/A            $374,892

  1.58%(e)    1.00%(e)     2.29%(e)      10.55%      N/A(g)      N/A(g)             $8,872


12

[EQUITY
 ICON]
                                                                      Net Realized
                                                                          and       Distribution Distributions
                                       Beginning Net       Net        Unrealized     from Net    from Net   Return
EQUITY FUNDS - I SHARES                 Asset Value    Investment     Gain (Loss)   Investment   Realized     of
                                         Per Share    Income (Loss) on Investments     Income      Gain     Capital
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED EQUITY FUND
Year Ended May 31, 1998                    $36.50         $0.22          $8.94        ($0.27)     ($2.33)     --
Year Ended May 31, 1997                    $30.55         $0.25          $6.05        ($0.16)     ($0.19)     --
November 1, 1995 to May 31, 1996           $27.53         $0.16          $4.25        ($0.42)     ($0.97)     --
November 11, 1994(g) to October 31,        $22.21         $0.22          $5.10          --          --        --
1995
LARGE COMPANY GROWTH FUND
Year Ended May 31, 1998                    $32.63        ($0.11)        $10.20          --        ($2.78)     --
Year Ended May 31, 1997                    $26.97        ($0.03)         $5.91          --        ($0.22)     --
November 1, 1995 to May 31, 1996           $23.59        ($0.04)         $3.64          --        ($0.22)     --
November 11, 1994(g) to October 31,        $18.50        ($0.05)         $5.14          --          --        --
1995
DIVERSIFIED SMALL CAP FUND
December 31, 1997(g) to May 31, 1998       $10.00          --            $0.52          --          --        --

(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers and expense reimbursements.
(b) Total Return would have been lower absent expense reimbursements and fee waivers.
(c) Average Commission Rate represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.
(d) Includes expenses allocated from the Portfolio(s) in which the Fund invests.
(e)  Reflects the activity of the Portfolio(s) in which the Fund invests.
(f)  Annualized.
(g)  Commencement of operations.
(h) Portfolio Turnover Rate and Average Commission Rate are not applicable as the fund invested in more than one Portfolio.


                                                                              13

                                                                      [FINANCIAL
                                                                 HIGHLIGHTS TAB]


                      Ratio to Average
                         Net Assets
            --------------------------------------
  Ending
 Net Asset       Net                                            Portfolio    Average    Net Assets at
 Value Per   Investment       Net        Gross       Total      Turnover   Commission   End of Period
   Share       Income      Expenses   Expenses(a)  Return(b)      Rate      Rate (c)   (000's Omitted)
------------------------------------------------------------------------------------------------------

  $43.06      0.60%(d)     1.00%(d)    1.13%(d)      26.12%      N/A(h)      N/A(h)         $1,520,343
  $36.50      0.79%(d)     1.02%(d)    1.31%(d)      20.76%      48.08%      $0.0626        $1,212,565
  $30.55     1.00%(d)(f)  1.06%(d)(f) 1.30%(d)(f)    16.38%       5.76%      $0.0671          $907,223
  $27.53     1.01%(d)(f)  1.09%(d)(f) 1.37%(d)(f)    23.95%      10.33%        N/A            $711,111


  $39.94     (0.36%)(d)    1.00%(d)    1.03%(d)      32.29%     13.03%(e)  $0.0552(e)         $232,499
  $32.63       (0.18%)       0.99%       1.09%       21.93%      24.37%      $0.0564          $131,768
  $26.97     (0.30%)(f)    1.00%(f)    1.13%(f)      15.40%      16.93%      $0.0616           $82,114
  $23.59     (0.23%)(f)    1.00%(f)    1.20%(f)      27.51%      31.60%        N/A             $63,567


  $10.52    (0.25%)(d)(f) 1.21%(d)(f) 2.65%(d)(f)    5.20%       N/A(h)      N/A(h)            $12,551



14


[PICTURE OF COMPUTER SCREENS]


GLOSSARY

This Glossary of frequently used terms will help you understand the discussion of the Funds' objectives, policies, and risks. Defined terms are capitalized when used in this prospectus.
================================================================================
TERM                                  DEFINITION
 ................................................................................
Board                                 The Board of Trustees of Norwest Advantage
                                      Funds.
 ................................................................................
Duration                              A  measure  of a debt  security's  average
                                      life that  reflects  the present  value of
                                      the  security's   cash  flow.   Prices  of
                                      securities with longer durations generally
                                      are more volatile.
 ................................................................................
Fundamental                           Requiring shareholder approval to change.
 ................................................................................
Investment Grade                      Rated at  the  time  of  purchase  in  one
                                      of  the  four  highest  long-term  or  two
                                      highest  short-term  ratings categories by
                                      an NRSRO or unrated and  determined by the
                                      Adviser to be of comparable quality.
 ................................................................................
Market Capitalization                 The   total  market value of  a  company's
                                      outstanding common stock.
 ................................................................................
Municipal Security                    A  debt security issued by or on behalf of
                                      of the states, territories, or possessions
                                      of  the  United  States,  the  District of
                                      Columbia    and     their    subdivisions,
                                      authorities,     instrumentalities,    and
                                      corporations,  with  interest  exempt from
                                      federal income tax.
 ................................................................................
NRSRO                                 A nationally recognized statistical rating
                                      organization,  such  as  S&P,  that  rates
                                      fixed-income   securities   and  preferred
                                      stock   by  relative  credit risk.  NRSROs
                                      also  rate  money  market   mutual  funds.
 ................................................................................
Non-Investment                        Grade   Neither   rated  at  the  time  of
                                      purchase  in  one  of  the  four   highest
                                      long-term   or  two   highest   short-term
                                      ratings categories by an NRSRO nor unrated
                                      and  determined  by the  Adviser  to be of
                                      comparable quality.
 ................................................................................
Russell 1000(R) Index                 An   index   of   large-   and     medium-
                                      capitalization companies.
 ................................................................................
Russell 2000(R) Index                 An   index   of   smaller   capitalization
                                      companies with a broader base of companies
                                      than the S&P 600 Small Cap Index.
 ................................................................................
S&P                                   Standard & Poor's Corporation.
 ................................................................................
S&P 500 Index                         Standard  &  Poor's  500  Composite  Stock
                                      Price   Index,   an    index   of    large
                                      capitalization companies.
 ................................................................................
S&P 600 Small Cap Index               Standard &  Poor's Small Cap 600 Composite
                                      Stock  Price  Index,  an  index  of  small
                                      capitalization companies.
 ................................................................................
SAI                                   Statement of Additional Information.
 ................................................................................
SEC                                   The   U.S.   Securities    and    Exchange
                                      Commission.
 ................................................................................
U.S. Government Security              A  security  issued or  guaranteed  as  to
                                      principal   and   interest  by   the  U.S.
                                      Government,    its    agencies,   or   its
                                      instrumentalities.
 ................................................................................
U.S. Treasury Security                A  security  issued  or  guaranteed by the
                                      U.S. Treasury.

                                                                              15
[PICTURES OF SPREADSHEETS


                       INVESTMENT OBJECTIVES AND POLICIES

         This section discusses the investment objectives and policies of the Funds and the Portfolios. After each Fund's description, there is a short, alphabetical listing of the Fund's primary risks. The RISK CONSIDERATIONS section discusses these risks.

[BOND
ICON]

FIXED INCOME FUND

    STRATEGIC INCOME FUND
                                                          [INVESTMENT OBJECTIVES
                                                               AND POLICIES TAB]
[INVESTMENT
OBJECTIVE ICON]

          INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed-income investments and stocks.

          INVESTMENT POLICIES. The Fund is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund emphasizes safety of principal. The Fund currently invests in 17 Portfolios.

          The Fund blends multiple fixed income investment styles in an effort to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's investments. The equity portion of the Fund's portfolio uses the five different equity investment styles of Diversified Equity Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:

===========================================================================================================================
                                                                                    CURRENT                RANGE OF
           INVESTMENT STYLE                                                        ALLOCATION             INVESTMENT
---------------------------------------------------------------------------------------------------------------------------
           DIVERSIFIED BOND STYLE                                               55%                        45% - 65%
                    POSITIVE RETURN BOND PORTFOLIO                                      18.3%             15% - 21.7%
                    STRATEGIC VALUE BOND PORTFOLIO                                       9.2%            7.5% - 10.8%
                    MANAGED FIXED INCOME PORTFOLIO                                      27.5%            22.5% - 32.5%
           STABLE INCOME PORTFOLIO                                              15%                           15%
           MONEY MARKET PORTFOLIO                                               10%                           10%
           DIVERSIFIED EQUITY FUND STYLE                                        20%                        10% - 30%
                    INDEX PORTFOLIO                                                        5%             2.5% - 7.5%
                    INCOME EQUITY PORTFOLIO                                                5%             2.5% - 7.5%
                    LARGE COMPANY STYLE                                                    5%             2.5% - 7.5%
                        LARGE COMPANY GROWTH PORTFOLIO                                              4%      2% - 6%
                        DISCIPLINED GROWTH PORTFOLIO                                                1%    0.5% - 1.5%
                    DIVERSIFIED SMALL CAP STYLE                                            2%               1% - 3%
                        SMALL CAP INDEX PORTFOLIO                                                 0.4%    0.2% - 0.6%
                        SMALL COMPANY GROWTH PORTFOLIO                                            0.5%    0.2% - 0.7%
                        SMALL COMPANY VALUE PORTFOLIO                                             0.5%    0.2% - 0.7%
                        SMALL COMPANY STOCK PORTFOLIO                                             0.3%   0.25% - 0.5%
                        SMALL CAP VALUE PORTFOLIO                                                 0.3%    0.2% - 0.5%
                    INTERNATIONAL STYLE                                                    3%             1.5% - 4.5%
                        INTERNATIONAL PORTFOLIO                                                   2.2%    0.9% - 3.5%
                        INTERNATIONAL EQUITY PORTFOLIO                                            0.7%     0.3% - 1%
                        SCHRODER EM CORE PORTFOLIO                                                0.1%     0% - 0.7%
           --------------------------------------------------------------------------------------------------------------
           TOTAL FUND ASSETS                                                   100%


16

         The percentage of the Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. The Adviser will effect transactions periodically to reestablish the current allocation.

         As market or other conditions change, the Adviser may attempt to enhance the Fund's returns by changing the percentage of Fund assets invested in fixed income and equity securities. The Fund may also invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the Adviser does not anticipate making a substantial number of changes. When the Adviser believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Adviser believes that a change will be temporary (generally, three years or less), it may effect the change by using futures contracts.


[RISK
ICON]
         Credit Risk                Interest Rate Risk             Leverage Risk
         Market Risk                Prepayment Risk

[STOCK &
BOND ICON]BALANCED FUNDS

         Each Balanced Fund invests in a balanced portfolio of fixed income and equity securities. Moderate Balanced Fund has the smallest investment in equity securities and is the most conservative Balanced Fund. Aggressive Balanced-Equity Fund has the largest investment in equity securities and is the most aggressive Balanced Fund.

         The equity portion of each Balanced Fund's portfolio uses the five different equity investment styles of Diversified Equity Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of each Balanced Fund's portfolio uses three or four different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the risk of relying on a single fixed income investment style and to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Funds.

         The percentage of a Balanced Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. The Adviser will effect transactions periodically to reestablish the current allocation.

         As market or other conditions change, the Adviser may attempt to enhance the returns of a Balanced Fund by changing the percentage of Fund assets invested in fixed income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the Adviser does not anticipate making a substantial number of percentage changes. When the Adviser believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Adviser believes that a change will be temporary (generally, three years or less), it may effect the change by using futures contracts.

MODERATE BALANCED FUND

[INVEST- INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a MENT combination of current income and capital appreciation by diversifying OBJECTIVE investments in stocks, bonds, and other fixed income investments. ICON]
          INVESTMENT POLICIES. The Fund is designed for investors seeking roughly equivalent exposures to fixed income securities and equity securities. The Fund's portfolio is more evenly balanced between fixed income and equity securities than the other Balanced Funds. The Fund currently invests in 16 Portfolios.

          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:

                                                                     [INVESTMENT
                                                                    OBJECTIVES &
                                                                   POLICIES TAB]

======================================================================================================================
                                                                                CURRENT                     RANGE OF
            INVESTMENT STYLE                                                   ALLOCATION                  INVESTMENT
----------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED BOND STYLE                                          45%                          30% - 60%

                      POSITIVE RETURN BOND PORTFOLIO                                   15%                10% - 20%
                      STRATEGIC VALUE BOND PORTFOLIO                                  7.5%                 5% - 10%
                      MANAGED FIXED INCOME PORTFOLIO                                 22.5%                15% - 30%
             STABLE INCOME PORTFOLIO                                         15%                             15%
             DIVERSIFIED EQUITY FUND STYLE                                   40%                          25% - 55%
                      INDEX PORTFOLIO                                                  10%               6.3% - 13.8%
                      INCOME EQUITY PORTFOLIO                                          10%               6.3% - 13.8%
                      LARGE COMPANY STYLE                                              10%               6.3% - 13.8%
                          LARGE COMPANY GROWTH PORTFOLIO                                         8%       5% - 11.0%
                          DISCIPLINED GROWTH PORTFOLIO                                           2%     1.25% - 2.75%
                      DIVERSIFIED SMALL CAP STYLE                                       4%               2.5% - 5.5%
                          SMALL CAP INDEX PORTFOLIO                                            0.8%      0.5% - 1.1%
                          SMALL COMPANY GROWTH PORTFOLIO                                         1%      0.6% - 1.3%
                          SMALL COMPANY VALUE PORTFOLIO                                          1%      0.6% - 1.3%
                          SMALL COMPANY STOCK PORTFOLIO                                        0.6%      0.4% - 0.9%
                          SMALL CAP VALUE PORTFOLIO                                            0.6%      0.4% - 0.9%
                      INTERNATIONAL STYLE                                               6%               3.8% - 8.3%
                          INTERNATIONAL PORTFOLIO                                              4.4%      2.3% - 6.4%
                          INTERNATIONAL EQUITY PORTFOLIO                                       1.4%      0.8% - 1.9%
                          SCHRODER EM CORE PORTFOLIO                                           0.2%       0% - 1.3%
             --------------------------------------------------------------------------------------------------------------
             TOTAL FUND ASSETS                                              100%


[RISK    Credit Risk                    Currency Rate Risk          Foreign Risk
ICON]    Interest Rate Risk             Leverage Risk               Market Risk
         Prepayment Risk

18

GROWTH BALANCED FUND

[INVES- INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a MENT combination of current income and capital appreciation by diversifying OBJECTIVE investments in stocks and bonds.
ICON]
          INVESTMENT POLICIES. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund currently invests in 15 Portfolios.

          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


======================================================================================================================
                                                                                    CURRENT                  RANGE OF
            INVESTMENT STYLE                                                       ALLOCATION               INVESTMENT
----------------------------------------------------------------------------------------------------------------------
            DIVERSIFIED EQUITY FUND STYLE                                     65%                          45% - 85%
                     INDEX PORTFOLIO                                                  16.3%              11.3% - 21.3%
                     INCOME EQUITY PORTFOLIO                                          16.3%              11.3% - 21.3%
                     LARGE COMPANY STYLE                                              16.3%              11.3% - 21.3%
                         LARGE COMPANY GROWTH PORTFOLIO                                           13%       9% - 17%
                         DISCIPLINED GROWTH PORTFOLIO                                            3.3%     2.3% - 4.3%
                     DIVERSIFIED SMALL CAP STYLE                                       6.5%               4.5% - 8.5%
                         SMALL CAP INDEX PORTFOLIO                                               1.3%     0.9% - 1.7%
                         SMALL COMPANY GROWTH PORTFOLIO                                          1.6%      1.1% - 2%
                         SMALL COMPANY VALUE PORTFOLIO                                           1.6%      1.1% - 2%
                         SMALL COMPANY STOCK PORTFOLIO                                             1%     0.7% - 1.4%
                         SMALL CAP VALUE PORTFOLIO                                                 1%     0.8% - 1.4%
                     INTERNATIONAL STYLE                                               9.8%               6.8% - 12.8%
                         INTERNATIONAL PORTFOLIO                                                 7.2%     4.2% - 9.9%
                         INTERNATIONAL EQUITY PORTFOLIO                                          2.2%     1.5% - 2.9%
                         SCHRODER EM CORE PORTFOLIO                                              0.4%       0% - 2%
            DIVERSIFIED BOND STYLE                                            35%                          15% - 55%
                     MANAGED FIXED INCOME PORTFOLIO                                   17.5%               7.5% - 27.5%
                     STRATEGIC VALUE BOND PORTFOLIO                                    5.8%               2.5% - 9.2%
                     POSITIVE RETURN BOND PORTFOLIO                                   11.7%                5% - 18.3%
---------------------------------------------------------------------------------------------------------------------------
            TOTAL FUND ASSETS                                                100%


[RISK    Credit Risk                   Currency Rate Risk           Foreign Risk
ICON]    Interest Rate Risk            Leverage Risk                Market Risk
         Prepayment Risk               Small Company Risk


                                                          [INVESTMENT OBJECTIVES
                                                               AND POLICIES TAB]

AGGRESSIVE BALANCED-EQUITY FUND

[Invest- INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a ment combination of current income and capital appreciation by diversifying Objective investments in stocks and bonds.
Icon]
          INVESTMENT POLICIES. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund has the largest equity securities position of the Balanced Funds. The Fund currently invests in 15 Portfolios.

          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:

========================================================================================================================
                                                                                   CURRENT                    RANGE OF
            INVESTMENT STYLE                                                      ALLOCATION                  INVESTMENT
------------------------------------------------------------------------------------------------------------------------
            DIVERSIFIED EQUITY FUND STYLE                                       80%                         60% - 100%
                     INDEX PORTFOLIO                                                     20%                 15% - 25%
                     INCOME EQUITY PORTFOLIO                                             20%                 15% - 25%
                     LARGE COMPANY STYLE                                                 20%                 15% - 25%
                         LARGE COMPANY GROWTH PORTFOLIO                                            16%       12% - 20%
                         DISCIPLINED GROWTH PORTFOLIO                                               4%        3% - 5%
                     DIVERSIFIED SMALL CAP STYLE                                          8%                 6% - 10%
                         SMALL CAP INDEX PORTFOLIO                                                1.6%       1.2% - 2%
                         SMALL COMPANY GROWTH PORTFOLIO                                           1.9%      1.4% - 2.4%
                         SMALL COMPANY VALUE PORTFOLIO                                            1.9%      1.4% - 2.4%
                         SMALL COMPANY STOCK PORTFOLIO                                            1.3%       1% - 1.6%
                         SMALL CAP VALUE PORTFOLIO                                                1.3%       1% - 1.6%
                     INTERNATIONAL STYLE                                                 12%                 9% - 15%
                         INTERNATIONAL PORTFOLIO                                                  8.8%     5.6% - 11.6%
                         INTERNATIONAL EQUITY PORTFOLIO                                           2.7%       2% - 3.4%
                         SCHRODER EM CORE PORTFOLIO                                               0.5%       0% - 2.3%
            DIVERSIFIED BOND STYLE                                              20%                          0% - 40%
                     MANAGED FIXED INCOME PORTFOLIO                                      10%                 0% - 20%
                     STRATEGIC VALUE BOND PORTFOLIO                                     3.3%                 0% - 6.7%
                     POSITIVE RETURN BOND PORTFOLIO                                     6.7%                0% - 13.3%
            -----------------------------------------------------------------------------------------------------------------
            TOTAL FUND ASSETS                                                  100%


[RISK   Credit Risk                  Currency Rate Risk             Foreign Risk
ICON]   Interest Rate Risk           Leverage Risk                  Market Risk
        Prepayment Risk              Small Company Risk

20

[STOCK ICON] EQUITY FUNDS

DIVERSIFIED EQUITY FUND

[INVEST- INVESTMENT OBJECTIVE. The Fund's investment objective is to provide MENT long-term capital appreciation with moderate annual return volatility OBJECTIVE by diversifying its investments among different equity investment
ICON]     styles.

          INVESTMENT POLICIES. The Fund invests in a "multi-style" approach designed to minimize the volatility and risk of investing in a single investment style. The Fund currently invests in 12 Portfolios.

          The Fund's investments combine five different equity investment styles
          - an index style, an income equity style, a large company style, a diversified small cap style, and an international style. The Fund allocates the assets dedicated to large company investments to two Portfolios, the assets allocated to small company investments to five Portfolios, and the assets dedicated to international investments to three Portfolios.

          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:

===============================================================================================================
        INVESTMENT  STYLE                                                 CURRENT                   RANGE OF
                                                                         ALLOCATION                 INVESTMENT
---------------------------------------------------------------------------------------------------------------
        INDEX PORTFOLIO                                                   25%                     23.5% - 26.5%
        INCOME EQUITY PORTFOLIO                                           25%                     23.5% - 26.5%
        LARGE COMPANY STYLE                                               25%                     23.5% - 26.5%
                 LARGE COMPANY GROWTH PORTFOLIO                                   20%             18.5% - 21.5%
                 DISCIPLINED GROWTH PORTFOLIO                                     5%               3.5% - 6.5%
        DIVERSIFIED SMALL CAP STYLE                                       10%                      8.5% - 11.5%
                 SMALL CAP INDEX PORTFOLIO                                        2%               0.5% - 3.5%
                 SMALL COMPANY GROWTH PORTFOLIO                                  2.4%              0.9% - 3.9%
                 SMALL COMPANY VALUE PORTFOLIO                                   2.4%              0.9% - 3.9%
                 SMALL COMPANY STOCK PORTFOLIO                                   1.6%              0.1% - 3.1%
                 SMALL CAP VALUE PORTFOLIO                                       1.6%              0.1% - 3.1%
        INTERNATIONAL STYLE                                               15%                     13.5% - 16.5%
                 INTERNATIONAL PORTFOLIO                                          11%              8.1% - 13.1%
                 INTERNATIONAL EQUITY PORTFOLIO                                  3.4%              1.9% - 4.9%
                 SCHRODER EM CORE PORTFOLIO                                      0.6%               0% - 2.6%
-------------------------------------------------------------------------------------------------------------------------
        TOTAL FUND ASSETS                                                100%


          The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market value. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market and other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

[RISK    Currency Rate Risk            Foreign Risk                Leverage Risk
ICON]    Market Risk                   Small Company Risk


LARGE COMPANY GROWTH FUND

[INVESTMENT
OBJECTIVE
ICON]                                                     [INVESTMENT OBJECTIVES
                                                               AND POLICIES TAB]

          INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that the Adviser believes have superior growth potential.

          INVESTMENT POLICIES. The Fund invests primarily in the common stock of large, high-quality domestic companies that have superior growth potential. The Adviser considers large companies to be those whose Market Capitalization is greater than the median of the Russell 1000 Index or approximately $3.7 billion. In selecting securities for the Fund, the Adviser seeks issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. The Fund may invest in the securities of companies whose growth potential is, in the Adviser's opinion, generally unrecognized or misperceived by the market.

          The Fund may invest up to 20% of its total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts. The Fund may not invest more than 10% of its total assets in the securities of a single issuer.


[RISK    Currency Risk                 Foreign Risk                Leverage Risk
ICON]    Market Risk

DIVERSIFIED SMALL CAP FUND

[INVEST- INVESTMENT OBJECTIVE. The Fund's investment objective is to provide MENT long-term capital appreciation with moderate annual return volatility OBJECTIVE by diversifying its investments across different small capitalization
ICON]     equity investment styles.

          INVESTMENT POLICIES. The Fund invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small capitalization equity securities. The Fund invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. The Fund currently invests in five Portfolios.

22

          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:

          =============================================================================================================
                                                                        CURRENT                  RANGE OF
          INVESTMENT STYLE                                            ALLOCATION                INVESTMENT
          -------------------------------------------------------------------------------------------------------------
          SMALL CAP INDEX PORTFOLIO                                        20%                 18.5% - 21.5%
          SMALL COMPANY GROWTH PORTFOLIO                                   24%                 22.5% - 25.5%
          SMALL COMPANY VALUE PORTFOLIO                                    24%                 22.5% - 25.5%
          SMALL COMPANY STOCK PORTFOLIO                                    16%                 14.5% - 17.5%
          SMALL CAP VALUE PORTFOLIO                                        16%                 14.5% - 17.5%
          --------------------------------------------------------------------------------------------------------------
          TOTAL FUND ASSETS                                               100%

          The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market and other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.


[RISK     Leverage Risk               Market Risk             Small Company Risk
ICON]

DESCRIPTIONS OF PORTFOLIOS

     MONEY MARKET PORTFOLIO

          The Portfolio seeks to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Portfolio invests in a broad spectrum of high-quality money market instruments of U.S. and foreign issuers, including U.S. Government Securities, Municipal Securities, and corporate debt securities. The Portfolio may invest in obligations of financial institutions. These include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches, U.S. branches and agencies of foreign banks, and wholly owned banking-related subsidiaries of foreign banks. The Portfolio limits its investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion, or the equivalent in other currencies.

          The Portfolio normally will invest more than 25% of its total assets in the obligations of domestic and foreign financial institutions, their holding companies, and their subsidiaries. The Portfolio may not invest more than 25% of its total assets in any other single industry.

[RISK
ICON]    Credit Risk                 Interest Rate Risk             Foreign Risk

                                                          [INVESTMENT OBJECTIVES
                                                              AND POLICIES TAB]

POSITIVE RETURN BOND PORTFOLIO

         The Portfolio seeks to produce a positive total return each calendar year regardless of general bond market performance by investing in a portfolio of U.S. Government Securities and corporate fixed income securities. The Portfolio's assets are divided into two components, short bonds with maturities (or average life) of two years or less and long bonds with maturities of 25 years or more. Shifts between short bonds and long bonds are made based on movement in the prices of bonds rather than on the Adviser's forecast of interest rates. During periods of falling prices (generally, increasing interest rate environments) long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The average dollar-weighted maturity of the Portfolio will vary between one and 30 years.

         Under normal circumstances, the Portfolio invests at least 50% of its net assets in U.S. Government Securities, including U.S. Treasury Securities. The Portfolio only purchases securities that are rated, at the time of purchase, within one of the two highest long-term rating categories assigned by an NRSRO or that are unrated and determined by the Adviser to be of comparable quality. The Portfolio may invest up to 25% of its assets in securities rated in the second highest rating category. The Portfolio does not invest more than 25% of its total assets in zero-coupon securities, securities with variable or floating rates of interest, or asset-backed securities.


[RISK    Credit Risk                 Interest Rate Risk            Leverage Risk
ICON]    Market Risk                 Prepayment Risk

STABLE INCOME PORTFOLIO

         The Portfolio seeks to maintain safety of principal while providing low volatility total return. The Portfolio invests primarily in short-term Investment Grade securities. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar-denominated fixed income securities of a broad spectrum of U.S. and foreign issuers, including U.S. Government Securities and the debt securities of financial institutions, corporations, and others. The Portfolio normally limits its investments in (i) mortgage-backed securities to not more than 65% of its total assets, (ii) other types of asset-backed securities to not more than 25% of its total assets; (iii) mortgage-backed securities that are not U.S. Government Securities to not more than 25% of its total assets; and (iv) U.S. Government Securities to not more than 50% of its total assets.

         The Portfolio may not invest more than 30% of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10% of its total assets in the securities of any other issuer.

         The Portfolio only purchases Investment Grade securities. The Portfolio invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 12 years and seeks to maintain an average dollar-weighted portfolio maturity of between two and five years.

24


         The Portfolio may use options, swap agreements, interest rate caps, floors and collars, and futures contracts to manage risk. The Portfolio also may use options to enhance return.


[RISK    Credit Risk              Foreign Risk                Interest Rate Risk
ICON]    Leverage Risk            Market Risk                 Prepayment Risk

MANAGED FIXED INCOME PORTFOLIO

         The Portfolio seeks consistent fixed income returns by investing primarily in Investment Grade intermediate-term securities. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar-denominated, fixed income securities of a broad spectrum of U.S. and foreign issuers, including U.S. Government Securities, and the debt securities of financial institutions, corporations, and others. The Adviser emphasizes the use of intermediate maturity securities to lessen Duration and employs low risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. The Adviser considers intermediate-term securities to be those with maturities of between two and 20 years.

         The Portfolio will limit its investment in mortgage-backed securities to not more than 65% of its total assets and its investment in other asset-backed securities to not more than 25% of its net assets. In addition, the Portfolio may not invest more than 30% of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

         The Portfolio only purchases Investment Grade securities. The Portfolio invests in debt securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 30 years. The Portfolio normally will have an average dollar-weighted portfolio maturity of between three and 12 years and a Duration of between two and six years.

         The Portfolio also may invest up to 10% of its total assets in securities issued or guaranteed by foreign governments the Adviser deems stable, or their subdivisions, agencies, or instrumentalities; loan or security participations; securities of supranational organizations; and Municipal Securities.

         The Portfolio may use options, swap agreements, interest rate caps, floors and collars, and futures contracts to manage risk. The Portfolio also may use options to enhance return.


[RISK    Credit Risk                 Foreign Risk             Interest Rate Risk
ICON]    Leverage Risk               Market Risk              Prepayment Risk

                                                          [INVESTMENT OBJECTIVES
                                                               AND POLICIES TAB]

STRATEGIC VALUE BOND PORTFOLIO

         The Portfolio seeks total return by investing primarily in income producing securities. The Portfolio invests in a broad range of fixed -income instruments in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government Securities, preferred stock, convertible bonds, and foreign bonds.

         The Adviser focuses on relative value as opposed to predicting the direction of interest rates. In general, the Portfolio seeks higher current income instruments such as corporate bonds and mortgage- and other asset-backed securities in order to enhance returns. The Adviser believes that this exposure enhances performance in varying economic and interest rate cycles and avoids excessive risk concentrations. The Adviser's investment process involves rigorous evaluation of each security, including identifying and valuing cash flows, embedded options, credit quality, structure, liquidity, marketability, current versus historical trading relationships, supply and demand for the instrument, and expected returns in varying economic/interest rate environments. The Adviser uses this process to seek to identify securities which represent the best relative economic value. The Adviser then evaluates the results of the investment process against the Portfolio's objective and purchases those securities that are consistent with the Portfolio's investment objective.

          The  Portfolio  particularly  seeks  strategic  diversification.   The
          Portfolio will not invest more than:

          o 75% of its total assets in corporate bonds;

          o 65% of its total assets in mortgage-backed securities;

          o 50% of its total assets in asset-backed securities; or

          o 25% of its total assets in a single industry of the corporate market.

         The  Portfolio  may  invest  in  U.S.  Government   Securities  without
         restriction. The Portfolio generally will not invest more than 5% of its total assets in the corporate bonds of any single issuer.

         The Portfolio will invest 65% of its total assets in fixed-income securities rated, at the time of purchase, within the three highest rating categories assigned by at least one NRSRO, or which are unrated and determined by the Adviser to be of comparable quality. The Portfolio may invest up to 20% of its total assets in Non-Investment Grade securities.

         The average maturity of the Portfolio will vary between five and 15 years. In the case of mortgage-backed and similar securities, the Portfolio uses the security's average life in calculating the Portfolio's average maturity. The Portfolio's Duration normally will vary between three and eight years.

         The Portfolio may use options, swap agreements, interest rate caps, floors and collars, and futures contracts to manage risk. The Portfolio also may use options to enhance return.

26

[RISK    Credit Risk               Interest Rate Risk              Leverage Risk
ICON]    Market Risk               Prepayment Risk

INDEX PORTFOLIO

          The Portfolio seeks to replicate the return of the S&P 500 Index. The Portfolio is designed to replicate the return of the S&P 500 Index with minimum tracking error and to minimize transaction costs. Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index. The Adviser generally executes portfolio transactions for the Portfolio only to replicate the composition of the S&P 500 Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions and may invest in index futures contracts to a limited extent. For these and other reasons, the Portfolio's performance can be expected to approximate but not equal the S&P 500 Index.

          The S&P 500 Index tracks the total return performance of 500 common stocks which are chosen for inclusion in the S&P 500 Index by S&P on a statistical basis. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 70% of the total market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 47% of its value. The S&P 500 Index emphasizes large capitalizations and, typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries.

          S&P does not sponsor, sell, promote, or endorse the Portfolio. S&P does not warrant that the S&P 500 Index is a good investment, is accurate or complete, or will track general stock market performance.


[RISK    Market Risk                           Index Risk
ICON]

INCOME EQUITY PORTFOLIO

         The Portfolio seeks to provide long-term capital appreciation consistent with above-average dividend income. The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. The Portfolio primarily emphasizes investments in securities of companies with above-average dividend income. In selecting securities for the Portfolio, the Adviser uses various valuation measures, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. The Adviser considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index or approximately $3.7 billion.

                                                          [INVESTMENT OBJECTIVES
                                                               AND POLICIES TAB]


         The Portfolio may invest in preferred stock, convertible securities, and securities of foreign companies. The Portfolio will not normally invest more than 10% of its total assets in the securities of a single issuer.


[RISK
ICON]    Currency Risk                  Foreign Risk                 Market Risk

LARGE COMPANY GROWTH PORTFOLIO

          The Large Company Growth Fund section of this prospectus describes this Portfolio.

DISCIPLINED GROWTH PORTFOLIO

          The Portfolio seeks capital appreciation by investing in common stocks of larger companies. The Portfolio seeks higher long-term returns by investing primarily in the common stock of companies that, in the view of the Adviser, possess above average potential for growth. The Portfolio invests in companies with average Market Capitalizations greater than $5 billion.

          The Portfolio seeks to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, the Adviser uses both quantitative and fundamental analysis. The Adviser may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The Adviser uses a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals identified by the Adviser. In addition to approximately equal weighting of portfolio securities, the Adviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation.


[RISK
ICON]          Market Risk

SMALL CAP INDEX PORTFOLIO

          The Portfolio seeks to replicate the return of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market values of the S&P 600 Small Cap Index. The Adviser generally executes portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Fund may hold cash or cash equivalents to facilitate payment of the Fund's expenses or redemptions and may invest in index futures contracts. For these and other reasons, the Portfolio's performance can be expected to approximate but not equal that of the S&P 600 Small Cap Index.

28

          The S&P 600 Small Cap Index tracks the total return performance of 600 common stocks which are chosen for inclusion in the S&P 600 Small Cap Index by S&P on a statistical basis. The 600 securities, most of which trade on the New York Stock Exchange, represent 4% of the total market value of all U.S. common stocks. Each stock in the S&P 600 Small Cap Index is weighted by its market value. The S&P 600 Small Cap Index emphasizes smaller capitalizations and typically, companies included in the S&P 600 Small Cap Index may not be the largest nor most dominant firms in their respective industries.

          S&P does not sponsor, sell, promote, or endorse the Portfolio. S&P does not warrant that the S&P 600 Small Cap Index is a good investment, is accurate or complete, or will track general stock market performance.


[RISK    Leverage Risk                    Market Risk                 Index Risk
ICON]    Small Company Risk

SMALL COMPANY STOCK PORTFOLIO

          The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in the common stock of small- and medium-size domestic companies that have Market Capitalizations well below that of the average company in the S&P 500 Index. The Adviser considers small companies to be those companies whose Market Capitalizations are less than the largest stock in the Russell 2000 Index or approximately $1.4 billion. The Adviser considers medium companies to be those whose Market Capitalizations range from $500 million to $8 billion.

          In selecting securities for the Portfolio, the Adviser seeks securities with significant price appreciation potential and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The Portfolio invests in companies that may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product line expertise, which, in the view of the Adviser, may result in an enhanced entrepreneurial spirit and greater focus. The Adviser believes that such companies may develop into significant business enterprises and that an investment in these companies offers a greater opportunity for capital appreciation than an investment in larger, more established companies.

          The Portfolio may invest up to 20% of its total assets in the securities of foreign companies. The Portfolio may write covered call options and purchase call options on equity securities to manage risk or enhance returns.


[RISK    Currency Risk                 Foreign Risk                  Market Risk
ICON]    Small Company Risk

                                                          [INVESTMENT OBJECTIVES
                                                               AND POLICIES TAB]


SMALL COMPANY GROWTH PORTFOLIO

          The Portfolio seeks to provide long-term capital appreciation by investing in smaller domestic companies. The Portfolio invests primarily in the common stock of small and medium-sized domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose Market Capitalization is less than the largest stock in the Russell 2000 Index or approximately $1.4 billion.

          In selecting securities for the Portfolio, the Adviser seeks to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between share price and takeover/asset value.

          The Portfolio will invest up to 10% of its total assets in securities of foreign companies. The Portfolio will not invest more than 10% of its total assets in the securities of a single issuer.


[RISK    Currency Risk                   Foreign Risk                Market Risk
ICON]    Small Company Risk

SMALL COMPANY VALUE PORTFOLIO

          The Portfolio seeks to provide long-term capital appreciation by investing primarily in smaller companies whose Market Capitalization is less than the largest stock in the Russell 2000 Index or approximately $1.4 billion. The Adviser focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. Value investing provides investors with a less aggressive way to take advantage of growth opportunities of small companies. Value investing may reduce downside risk and offer potential for capital appreciation as a stock gains favor among other investors and its stock price rises.


[RISK
ICON]    Leverage Risk                Market Risk             Small Company Risk

SMALL CAP VALUE PORTFOLIO

         The Portfolio seeks capital appreciation by investing in common stocks of smaller companies. The Portfolio will normally invest substantially all of its assets in securities of companies with Market Capitalizations that reflect the Market Capitalization of companies included in the Russell 2000 Index, which range from approximately $221.9 million to approximately $1.4 billion. The Portfolio seeks higher growth rates and greater

30


          long-term returns by investing primarily in the common stock of smaller companies that the Adviser believes to be undervalued and likely to report a level of corporate earnings exceeding the level expected by investors. The Adviser values companies based upon both the price-to-earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company in the private market. In seeking companies that will report a level of earnings exceeding that expected by investors, the Adviser uses both quantitative and fundamental analysis. Among other factors, the Adviser considers changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company.


[RISK    Market Risk                           Small Company Risk
ICON]

INTERNATIONAL PORTFOLIO

          The Portfolio seeks to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States. The Portfolio selects its investments on the basis of their potential for capital appreciation without regard to current income. The Portfolio also may invest in the securities of domestic closed-end investment companies that invest primarily in foreign securities and may invest in debt securities of foreign governments or their political subdivisions, agencies, or instrumentalities, of supranational organizations, and of foreign corporations. The Portfolio's investments are generally diversified among securities of issuers in foreign countries including, but not limited to, Japan, Germany, the United Kingdom, France, the
          Netherlands, Hong Kong, Singapore, and Australia. In general, the Portfolio will invest only in securities of companies and governments in countries that the Adviser, in its judgment, considers both politically and economically stable. The Fund may invest more than 25% of its total assets in investments in a particular country, region, or type of investment.

          The Portfolio may purchase preferred stock and convertible debt securities, including convertible preferred stock. The Portfolio also may enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates.


[RISK    Credit Risk                       Currency Rate Risk      Foreign Risk
ICON]    Geographic Concentration Risk     Interest Rate Risk      Leverage Risk
         Market Risk

                                                          [INVESTMENT OBJECTIVES
                                                               AND POLICIES TAB]


INTERNATIONAL EQUITY PORTFOLIO

          The Portfolio seeks long-term total return, with an emphasis on capital appreciation, by investing primarily in equity securities of foreign companies. The Portfolio invests at least 80% of its assets in a diversified portfolio of common stock of companies located or operating in developed and emerging markets. It is expected that the securities held by the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the United States. The Portfolio must invest its assets in the securities of at least five different countries other than the United States. The Portfolio may also invest in American Depositary Receipts, European Depositary Receipts, or other similar instruments convertible into securities of foreign issuers.

          The Adviser uses a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The Adviser considers a company's historical performance and its projected future earnings. The Adviser also considers other key criteria such as a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment. In allocating among countries, regions and industry sectors, the Adviser considers economic growth prospects, monetary and fiscal policies, political stability, currency trends, market liquidity and investor sentiment.

[RISK    Currency Rate Risk       Foreign Risk     Geographic Concentration Risk
ICON]    Leverage Risk            Market Risk

SCHRODER EM CORE PORTFOLIO

          The Portfolio seeks to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of companies in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Current income is incidental to the Portfolio's objective.

          The Portfolio may invest, under normal market conditions, at least 65% of its total assets in emerging market equity and debt securities, including convertible securities and stock rights, and warrants.

          The Adviser considers "emerging market" countries generally to be all those countries not included in the Morgan Stanley Capital International World Index ("MSCI World") of major world economies. If the Adviser determines that the economy of a MSCI World-listed country is an emerging market economy, the Adviser may include such country in the emerging market category. The Portfolio will not necessarily seek to diversify investments on a geographic basis and may invest more than 25% of its total assets in issuers located in a single country.

32

          The Fund may  invest up to 35% of its total  assets in  Non-Investment
          Grade fixed income securities. The Fund may enter into foreign exchange contracts, including forward contracts, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates.


[RISK    Credit Risk                       Currency Rate Risk      Foreign Risk
ICON]    Geographic Concentration Risk     Interest Rate Risk      Leverage Risk
         Market Risk                       Prepayment Risk

                                                                              33
[PICTURE OF LAP TOP COMPUTER AND FINANCIAL TABLES]

                                                            [RISK CONSIDERATIONS
                                                                            TAB]



         RISK CONSIDERATIONS


          This section describes the principal risks that may apply to the Funds. Each Fund's exposure to these risks depends upon its specific investment profile. The Fund's description in INVESTMENT OBJECTIVES AND POLICIES lists the Fund's principal risks.

CREDIT RISK

[RISK     The risk  that the  issuer of a  security,  or the  counterparty  to a
ICON] contract, will default or otherwise be unable to honor a financial obligation. This risk is greater for Non-Investment Grade securities.

CURRENCY RATE RISK

[RISK     The risk that  fluctuations  in the  exchange  rates  between the U.S.
ICON]     dollar  and  foreign   currencies  may  negatively   affect  a  Fund's
          investments.

FOREIGN RISK

          The risk that foreign investments may be subject to political and [RISK economic instability, the imposition or tightening of exchange ICON] controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation, or confiscation of investors' assets. Also, the risk that the price of a foreign issuer's securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issuers. This risk may be greater for investments in issuers in emerging or developing markets.

GEOGRAPHIC CONCENTRATION RISK

          The risk that factors adversely affecting a Fund's investments in [RISK issuers located in a state, country, or region will affect the Fund's ICON] net asset value more than would be the case if the Fund had made more geographically diverse investments.

INDEX RISK

          The risk that a Fund designed to replicate the performance of an index [RISK of securities will replicate the performance of the index during
ICON] adverse market conditions because the portfolio manager is not permitted to take a temporary defensive position or otherwise vary the Fund's investments to respond to the adverse market conditions.

34

INTEREST RATE RISK

[RISK The risk that changes in interest rates may affect the value of your ICON] investment. With fixed-rate securities, including Municipal Securities and U.S. Government Securities, an increase in interest rates typically causes the value of a Fund's fixed-rate securities to fall, while a decline in interest rates may produce an increase in the market value of the securities. Because of this risk, an investment in a Fund that invests in fixed income securities is subject to risk even if all the fixed income securities in the Fund's portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.

LEVERAGE RISK

[RISK The risk that some transactions may multiply smaller market movements ICON] into large changes in a Fund's net asset value. This risk may occur when a Fund borrows money or enters into transactions that have a similar economic effect, such as short sales or forward commitment transactions. This risk also may occur when a Fund makes investments in derivatives, such as options or futures contracts.

MARKET RISK

         The risk that the market value of a Fund's investments will fluctuate [MARKET as the stock and bond markets fluctuate generally. Market risk may RISK] affect a single issuer, industry or section of the economy, or may affect the market as a whole.

PREPAYMENT RISK

         The risk that issuers will prepay fixed rate securities when interest [RISK rates fall, forcing the Fund to invest in securities with lower ICON] interest rates than the prepaid securities. For a Fund investing in mortgage- and other asset-backed securities, this is also the risk that a decline in interest rates may result in holders of the assets backing the securities to prepay their debts, resulting in potential losses in these securities' values and yield. Alternatively, rising interest rates may reduce the amount of prepayments on the assets backing these securities, causing the Fund's average maturity to rise and increasing the Fund's sensitivity to rising interest rates and potential for losses in value.

SMALL COMPANY RISK

         The risk that investments in smaller companies may be more volatile [RISK than investments in larger companies. Smaller companies may have higher ICON] failure rates than larger companies. A small company's securities may be hard to sell because the trading volume of the securities of smaller companies is normally lower than that of larger companies. Short term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more in response to selling pressure.

                                                                              35
[PICTURE OF COMPUTER SCREENS]



                                                                         [COMMON
                                                                   POLICIES TAB]

    COMMON POLICIES


         Except as otherwise indicated, the Board may change the Funds' investment policies without shareholder approval. The Funds' investment objectives are Fundamental.


VOTING ISSUES

         In determining the outcome of shareholder votes, Norwest Advantage Funds normally counts votes on a share-by-share basis. This means that shareholders of Funds with comparatively high net asset values will have a comparatively smaller impact on the outcome of votes by all of the Funds than do shareholders of Funds with comparatively low net asset values.


DOWNGRADED SECURITIES

         Each Fund may retain a security whose rating has been lowered (or a security of comparable quality to a security whose rating has been lowered) below the Fund's lowest permissible rating category if the Fund's Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

TEMPORARY DEFENSIVE POSITION

         To respond to adverse market, economic, political, or other conditions, each Fund may assume a temporary defensive position and invest without limit in cash and cash equivalents. When a Fund makes temporary defensive investments, it may not pursue its investment objective.


PORTFOLIO TRANSACTIONS

         From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets. Higher portfolio turnover rates may result in increased brokerage costs and a possible increase in short-term capital gains or losses. The FINANCIAL HIGHLIGHTS TABLE lists each Fund's portfolio turnover rate.

36


YEAR 2000 AND EURO

         The Funds could be adversely affected if the computer systems used by the Advisers and other service providers (and in particular, foreign service providers) to the Funds do not properly process and calculate date-related information and data from and after January 1, 2000 or information regarding the new common currency of the European Union. The Year 2000 and Euro issues also may adversely affect the Funds' investments.

         Norwest and Forum Financial Group are taking steps to address the Year 2000 and Euro issues for their computer systems and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. While the Funds do not anticipate any adverse effect on their computer systems from the Year 2000 and Euro issues, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

[PICTURE OF SPREADSHEETS]

                                                                              37
     MANAGEMENT OF THE FUNDS

                                                                     [MANAGEMENT
                                                                    OF THE FUNDS
                                                                            TAB]
INVESTMENT ADVISORY SERVICES

          NORWEST INVESTMENT MANAGEMENT, INC. is the investment adviser for each Fund and each Portfolio except the Portfolios advised by Schroder or Wells Fargo Bank. In this capacity, Norwest makes investment decisions for and administers the Funds' and Portfolios' investment programs. Norwest Investment Management, Inc.'s address is Norwest Center, Sixth Street and Marquette, Minneapolis, MN 55479.

          SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. is the investment adviser for International Portfolio and Schroder EM Core Portfolio. In this capacity, Schroder makes investment decisions for and administers those Portfolios' investment programs. Schroder Capital Management International Inc.'s address is 787 Seventh Avenue, 34th Floor, New York, NY 10019.

          WELLS FARGO BANK is the investment adviser for International Equity Portfolio. In this capacity, Wells Fargo Bank makes investment decisions for and administers the Portfolio's investment program. Wells Fargo Bank's address is 525 Market Street, San Francisco, CA 94105.

          Norwest, Wells Fargo Bank and certain of the Funds and the Portfolios have retained INVESTMENT SUBADVISERS to make investment decisions for and administer the investment programs of those Funds and Portfolios. Norwest and Wells Fargo Bank decide which portion of the assets of a Fund or Portfolio the subadviser should manage and supervise the subadvisers' performance of their duties. The subadvisers are:

          GALLIARD CAPITAL MANAGEMENT, INC. or GALLIARD, an investment advisory subsidiary of Norwest Bank, provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations, and corporate and other business entities. Galliard Capital Management, Inc.'s address is 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479.

          PEREGRINE CAPITAL MANAGEMENT, INC. or PEREGRINE, an investment advisory subsidiary of Norwest Bank, provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans, and 401(k) plans. Peregrine Capital Management, Inc's address is LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

          SMITH ASSET MANAGEMENT GROUP, L.P. or SMITH, an investment advisory affiliate of Norwest Bank, provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. Smith Asset Management Group, L.P.'s address is 300 Crescent Court, Suite 750, Dallas, TX 75201

          WELLS CAPITAL MANAGEMENT INCORPORATED, or WCM, a wholly-owned subsidiary of Wells Fargo Bank, is the investment Subadviser for International Equity Portfolio. WCM provides investment advisory services to various bank and thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, corporations and other business entities. WCM's address is 525 Market Street, 10th Floor, San Francisco, CA 94105.

          Listed below, for each Fund, are the portfolio managers primarily responsible for the day-to-day management of the Funds' investments. The year a portfolio manager began managing a Fund or Portfolio follows the manager's name in parenthesis. The list includes the investment advisory fees payable to Norwest, Wells Fargo Bank or Schroder by the Fund and by any Portfolios in which it invests. The list states the investment advisory fees on an annualized basis as a percentage of a Fund's or Portfolio's average daily net assets. Descriptions of the portfolio managers' recent experience follow the list of portfolio managers and advisory fees.

          How investment advisory fees are paid depends on whether or not a Fund invests in more than one Portfolio.

          o If a Fund invests in a single Portfolio, Norwest receives an investment advisory fee from the Portfolio.

          o If a Fund invests in more than onE Portfolio, Norwest, Wells Fargo Bank or Schroder receives an investment advisory fee from each of those Portfolios. In addition, Norwest receives a fee from each Fund for the "asset allocation services" of determining the Funds' investments in the Portfolios and how much of the Fund's assets to invest in each Portfolio.

          If a Fund invests in more than one Portfolio, the total amount of the investment advisory fee paid to Norwest, Wells Fargo Bank or Schroder as a result of the Fund's investments varies depending on how much of the Fund's assets are invested in, and the investment advisory fee payable to, each Portfolio.

          Norwest and Wells Fargo Bank (and not the Funds or Portfolios) pays the subadvisers' investment subadvisory fees. The investment subadvisory fees do not increase the amount of the investment advisory fees paid to Norwest or Wells Fargo Bank by the Funds or Portfolios.

FIXED INCOME FUND
________________________________________________________________________________
[BOND    STRATEGIC INCOME FUND
ICON]    FUND ADVISORY FEE:               0.25%

         PORTFOLIO:                       POSITIVE RETURN BOND PORTFOLIO
         SUBADVISER:                      PEREGRINE
         PORTFOLIO MANAGERS:              William D. Giese (1994), CFA and Patricia Burns (1998)
         ADVISORY FEE:                    0.35%

         PORTFOLIO:                       STRATEGIC VALUE BOND PORTFOLIO
         SUBADVISER:                      GALLIARD
         PORTFOLIO MANAGERS:              Richard Merriam, CFA (1997), John Huber (1998) and David Yim (1998)
         ADVISORY FEE:                    0.50%

                                                                     [MANAGEMENT
                                                               OF THE FUNDS TAB]

FIXED INCOME FUND - CONTINUED
________________________________________________________________________________
         STRATEGIC INCOME FUND - CONTINUED

[BOND    PORTFOLIO:                       MANAGED FIXED INCOME PORTFOLIO
ICON]    SUBADVISER:                      GALLIARD
         PORTFOLIO MANAGERS:              Richard Merriam, CFA (1995) and Ajay Mirza (1998)
         ADVISORY FEE:                    0.35%

         PORTFOLIO:                       STABLE INCOME PORTFOLIO
         SUBADVISER:                      GALLIARD
         PORTFOLIO MANAGER:               Karl P. Tourville (1994) and John Huber (1998)
         ADVISORY FEE:                    0.30%

         PORTFOLIO:                       MONEY MARKET PORTFOLIO
         PORTFOLIO MANAGERS:              David D. Sylvester (1991), Laurie R. White (1991) and Robert G. Leuty
                                          (1998)
         ADVISORY FEES:                   0.20% - first $300 million; 0.16% - next $400 million; and 0.12% -
                                          remaining

         PORTFOLIO:                       INDEX PORTFOLIO
         PORTFOLIO MANAGERS:              David D. Sylvester (1996) and Laurie R. White (1996)
         ADVISORY FEE:                    0.15%

         PORTFOLIO:                       INCOME EQUITY PORTFOLIO
         PORTFOLIO MANAGER:               David L. Roberts, CFA (1994) and Gary J. Dunn (1994)
         ADVISORY FEE:                    0.50%

         PORTFOLIO:                       LARGE COMPANY GROWTH PORTFOLIO
         SUBADVISER:                      PEREGRINE
         PORTFOLIO MANAGERS:              John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
         ADVISORY FEE:                    0.65%

         PORTFOLIOS:                      DISCIPLINED GROWTH PORTFOLIO AND  SMALL CAP VALUE PORTFOLIO
         SUBADVISER:                      SMITH
         PORTFOLIO MANAGER:               Stephen S. Smith, CFA (1997)
         ADVISORY FEE:                    DISCIPLINED GROWTH PORTFOLIO: 0.90%
                                          SMALL CAP VALUE PORTFOLIO: 0.95%

         PORTFOLIO:                       SMALL CAP INDEX PORTFOLIO
         PORTFOLIO MANAGERS:              David D. Sylvester (1998) and Laurie R. White (1998)
         ADVISORY FEE:                    0.25%

         PORTFOLIO:                       SMALL COMPANY GROWTH PORTFOLIO
         SUBADVISER:                      PEREGRINE
         PORTFOLIO MANAGERS:              Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)
         ADVISORY FEE:                    0.90%

         PORTFOLIO:                       SMALL COMPANY VALUE PORTFOLIO
         SUBADVISER:                      PEREGRINE
         PORTFOLIO MANAGERS:              Tasso H. Coin, Jr. (1995) and Douglas G. Pugh, CFA (1997)
         ADVISORY FEE:                    0.90%


40


FIXED INCOME FUND - CONTINUED
________________________________________________________________________________

         STRATEGIC INCOME FUND - CONTINUED

[BOND    PORTFOLIO:                       SMALL COMPANY STOCK PORTFOLIO
ICON]    PORTFOLIO MANAGER:               Kenneth Lee (1999) and Thomas Zeifang (1999)
         ADVISORY FEE:                    0.90%

         PORTFOLIO:                       INTERNATIONAL PORTFOLIO
         ADVISER:                         SCHRODER
         PORTFOLIO MANAGER:               Michael Perelstein (1997)
         ADVISORY FEE:                    0.45%

         PORTFOLIO:                       INTERNATIONAL EQUITY PORTFOLIO
         SUBADVISER:                      WCM
         PORTFOLIO MANAGERS:              Katherine Schapiro, CFA (1999) and Stacey Ho, CFA (1999)
         ADVISORY FEE:                    1.20%

         PORTFOLIO:                       SCHRODER EM CORE PORTFOLIO
         ADVISER:                         SCHRODER
         PORTFOLIO MANAGERS:              John A. Troiano (1997), Heather Crighton (1997) and Mark Bridgeman (1997)
         ADVISORY FEE:                    1.00%


         BALANCED FUNDS
________________________________________________________________________________
[STOCK   MODERATE BALANCED FUND
& BOND   GROWTH BALANCED FUND
ICON]    AGGRESSIVE BALANCED-EQUITY FUND

         FUND ADVISORY FEE:               0.25%

         PORTFOLIO:                       POSITIVE RETURN BOND PORTFOLIO
         SUBADVISER:                      PEREGRINE
         PORTFOLIO MANAGERS:              William D. Giese, CFA (1994) and Patricia Burns (1998)
         ADVISORY FEE:                    0.35%

         PORTFOLIO:                       STRATEGIC VALUE BOND PORTFOLIO
         SUBADVISER:                      GALLIARD
         PORTFOLIO MANAGERS:              Richard Merriam, CFA (1997), John Huber (1998) and David Yim (1998)
         ADVISORY FEE:                    0.50%

         PORTFOLIO:                       MANAGED FIXED INCOME PORTFOLIO
         SUBADVISER:                      GALLIARD
         PORTFOLIO MANAGERS:              Richard Merriam, CFA (1995) and Ajay Mirza (1998)
         ADVISORY FEE:                    0.35%

         PORTFOLIO:                       STABLE INCOME PORTFOLIO (MODERATE BALANCED FUND ONLY)
         SUBADVISER:                      GALLIARD.
         PORTFOLIO MANAGER:               Karl P. Tourville (1994) and John Huber (1998)
         ADVISORY FEE:                    0.30%


                                                                     [MANAGEMENT
                                                                    OF THE FUNDS
                                                                            TAB]

BALANCED FUND - CONTINUED

[STOCK   MODERATE BALANCED FUND
& BOND   GROWTH BALANCED FUND
ICON]    AGGRESSIVE BALANCED-EQUITY FUND - CONTINUED


         PORTFOLIO:                       INDEX PORTFOLIO
         PORTFOLIO MANAGERS:              David D. Sylvester (1996) and Laurie R. White (1996)
         ADVISORY FEE:                    0.15%

         PORTFOLIO:                       INCOME EQUITY PORTFOLIO
         PORTFOLIO MANAGER:               David L. Roberts, CFA (1994) and Gary J. Dunn (1994)
         ADVISORY FEE:                    0.50%

         PORTFOLIO:                       LARGE COMPANY GROWTH PORTFOLIO
         SUBADVISER:                      PEREGRINE
         PORTFOLIO MANAGERS:              John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
         ADVISORY FEE:                    0.65%

         PORTFOLIOS:                      DISCIPLINED GROWTH PORTFOLIO AND SMALL CAP VALUE PORTFOLIO
         SUBADVISER:                      SMITH
         PORTFOLIO MANAGER:               Stephen S. Smith, CFA (1997)
         ADVISORY FEE:                    DISCIPLINED GROWTH PORTFOLIO: 0.90%
                                          SMALL CAP VALUE PORTFOLIO: 0.95%

         PORTFOLIO:                       SMALL CAP INDEX PORTFOLIO
         PORTFOLIO MANAGERS:              David D. Sylvester (1998) and Laurie R. White (1998)
         ADVISORY FEE:                    0.25%

         PORTFOLIO:                       SMALL COMPANY GROWTH PORTFOLIO
         SUBADVISER:                      PEREGRINE
         PORTFOLIO MANAGERS:              Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)
         ADVISORY FEE:                    0.90%

         PORTFOLIO:                       SMALL COMPANY VALUE PORTFOLIO
         SUBADVISER:                      PEREGRINE
         PORTFOLIO MANAGERS:              Tasso H. Coin, Jr. (1995) and Douglas G. Pugh (1997)
         ADVISORY FEE:                    0.90%

         PORTFOLIO:                       SMALL COMPANY STOCK PORTFOLIO
         PORTFOLIO MANAGER:               Kenneth Lee (1999) and Thomas Zeifang (1999)
         ADVISORY FEE:                    0.90%

         PORTFOLIO:                       INTERNATIONAL PORTFOLIO
         ADVISER:                         SCHRODER
         PORTFOLIO MANAGER:               Michael Perelstein (1997)
         ADVISORY FEE:                    0.45%

         PORTFOLIO:                       INTERNATIONAL EQUITY PORTFOLIO
         SUBADVISER:                      WCM
         PORTFOLIO MANAGERS:              Katherine Schapiro, CFA (1999) and Stacey Ho, CFA (1999)
         ADVISORY FEE:                    1.20%

42

________________________________________________________________________________
[STOCK   MODERATE BALANCED FUND
& BOND   GROWTH BALANCED FUND
ICON]    AGGRESSIVE BALANCED-EQUITY FUND - CONTINUED

         PORTFOLIO:                       SCHRODER EM CORE PORTFOLIO
         ADVISER:                         SCHRODER
         PORTFOLIO MANAGERS:              John A. Troiano (1997), Heather Crighton (1997) and Mark Bridgeman (1997)
         ADVISORY FEE:                    1.00%

EQUITY FUNDS
________________________________________________________________________________
         DIVERSIFIED EQUITY FUND
[STOCK
ICON]   FUND ADVISORY FEE:                0.25%

         PORTFOLIO:                       INDEX PORTFOLIO
         PORTFOLIO MANAGERS:              David D. Sylvester (1996) and Laurie R. White (1996)
         ADVISORY FEE:                    0.15%

         PORTFOLIO:                       INCOME EQUITY PORTFOLIO
         PORTFOLIO MANAGER:               David L. Roberts, CFA (1994) and Gary J. Dunn (1994)
         ADVISORY FEE:                    0.50%

         PORTFOLIO:                       LARGE COMPANY GROWTH PORTFOLIO
         SUBADVISER:                      PEREGRINE
         PORTFOLIO MANAGERS:              John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
         ADVISORY FEE:                    0.65%

         PORTFOLIOS:                      DISCIPLINED GROWTH PORTFOLIO AND SMALL CAP VALUE PORTFOLIO
         SUBADVISER:                      SMITH
         PORTFOLIO MANAGER:               Stephen S. Smith (1997)
         ADVISORY FEE:                    DISCIPLINED GROWTH PORTFOLIO: 0.90%
                                          SMALL CAP VALUE PORTFOLIO: 0.95%

         PORTFOLIO:                       SMALL CAP INDEX PORTFOLIO
         PORTFOLIO MANAGERS:              David D. Sylvester (1998) and Laurie R. White (1998)
         ADVISORY FEE:                    0.25%

         PORTFOLIO:                       SMALL COMPANY GROWTH PORTFOLIO
         SUBADVISER:                      PEREGRINE
         PORTFOLIO MANAGERS:              Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)
         ADVISORY FEE:                    0.90%

         PORTFOLIO:                       SMALL COMPANY VALUE PORTFOLIO
         SUBADVISER:                      PEREGRINE
         PORTFOLIO MANAGERS:              Tasso H. Coin, Jr. (1995) and Douglas G. Pugh (1997)
         ADVISORY FEE:                    0.90%

43

                                                                     [MANAGEMENT
                                                                    OF THE FUNDS
                                                                            TAB]

    EQUITY FUNDS - CONTINUED
________________________________________________________________________________
         DIVERSIFIED EQUITY FUND - CONTINUED

[STOCK   PORTFOLIO:                       SMALL COMPANY STOCK PORTFOLIO
ICON]    PORTFOLIO MANAGER:               Kenneth Lee (1999) and Thomas Zeifang (1999)
         ADVISORY FEE:                    0.90%

         PORTFOLIO:                       INTERNATIONAL PORTFOLIO
         ADVISER:                         SCHRODER
         PORTFOLIO MANAGER:               Michael Perelstein (1997)
         ADVISORY FEE:                    0.45%

         PORTFOLIO:                       INTERNATIONAL EQUITY PORTFOLIO
         SUBADVISER:                      WCM
         PORTFOLIO MANAGERS:              Katherine Schapiro, CFA (1999) and Stacey Ho, CFA (1999)
         ADVISORY FEE:                    1.20%

         PORTFOLIO:                       SCHRODER EM CORE PORTFOLIO
         ADVISER:                         SCHRODER
         PORTFOLIO MANAGERS:              John A. Troiano (1997), Heather Crighton (1997) and Mark Bridgeman (1997)
         ADVISORY FEE:                    1.00%

         LARGE COMPANY GROWTH FUND
         PORTFOLIO:                       LARGE COMPANY GROWTH PORTFOLIO
         SUBADVISER:                      PEREGRINE
         PORTFOLIO MANAGERS:              John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
         ADVISORY FEE:                    0.65%

         DIVERSIFIED SMALL CAP FUND
         FUND ADVISORY FEE:               0.25%

         PORTFOLIO:                       SMALL CAP INDEX PORTFOLIO
         PORTFOLIO MANAGERS:              David D. Sylvester (1998) and Laurie R. White (1998)
         ADVISORY FEE:                    0.25%

         PORTFOLIO:                       SMALL COMPANY GROWTH PORTFOLIO
         SUBADVISER:                      PEREGRINE
         PORTFOLIO MANAGERS:              Robert B. Mersky, CFA (1994)  and Paul von Kuster, CFA (1998)
         ADVISORY FEE:                    0.90%

         PORTFOLIO:                       SMALL COMPANY VALUE PORTFOLIO
         SUBADVISER:                      PEREGRINE
         PORTFOLIO MANAGERS:              Tasso H. Coin, Jr. (1995) and Douglas G. Pugh (1997)
         ADVISORY FEE:                    0.90%

         PORTFOLIO:                       SMALL COMPANY STOCK PORTFOLIO
         PORTFOLIO MANAGER:               Kenneth Lee (1999) and Thomas Zeifang (1999)
         ADVISORY FEE:                    0.90%

         PORTFOLIOS:                      SMALL CAP VALUE PORTFOLIO
         SUBADVISER:                      SMITH
         PORTFOLIO MANAGER:               Stephen S. Smith, CFA (1997)
         ADVISORY FEE:                    0.95%


44

PORTFOLIO MANAGERS

Norwest Portfolio Managers:

PATRICIA BURNS, associated with Norwest or its affiliates since 1983. Ms. Burns is a Senior Vice-President of Peregrine and has been a portfolio manager at Peregrine for more than ten years.

TASSO H. COIN, JR., associated with Norwest or its affiliates since 1995. Mr. Coin has been a Senior Vice-President of Peregrine since 1995. From 1992 to 1995, Mr. Coin was a research officer at Lord Asset Management.

JOHN S. DALE, associated with Norwest or its affiliates since 1968. Mr. Dale is a Senior Vice-President of Peregrine.

GARY J. DUNN, associated with Norwest or its affiliates since 1979. Mr. Dunn is a Director of Institutional Investments of Norwest.

WILLIAM D. GIESE, associated with Norwest or its affiliates since 1982. Mr. Giese is a Senior Vice-President of Peregrine, has been a portfolio manager at Peregrine for more than 10 years, and has more than 20 years' experience in fixed income securities management.

JOHN HUBER, associated with Norwest or its affiliates since 1990. Mr. Huber has been a portfolio manager and Corporate Trading Specialist at Galliard since 1995 and has been in investment management since 1991.

KENNETH LEE, associated with Norwest or its affiliates since 1999. Mr. Lee also provides fundamental security analysis and portfolio management at WCM. He has been associated with WCM or its affiliates since 1993.

ROBERT G. LEUTY, associated with Norwest or its affiliates since 1992. Mr. Leuty is a Senior Portfolio Manager of Norwest.

RICHARD MERRIAM, associated with Norwest or its affiliates since 1995. Mr. Merriam has been a managing partner of Galliard since 1995 and is responsible for investment process and strategy. Mr. Merriam was previously Chief Investment Officer of Insight Investment Management.

ROBERT B. MERSKY, associated with Norwest or its affiliates since 1968. Mr. Mersky is the President of Peregrine.

AJAY MIRZA, associated with Norwest or its affiliates since 1995. Mr. Mirza has been a Portfolio Manager and Mortgage Specialist with Galliard since 1995. Before joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers.

GARY E. NUSSBAUM, associated with Norwest or its affiliates since 1990. Mr. Nussbaum is a Senior Vice-President of Peregrine.

DOUGLAS G. PUGH, associated with Norwest or its affiliates since 1997. Mr. Pugh is a Senior Vice-President of Peregrine. Before joining Peregrine, Mr. Pugh was a senior equity analyst and portfolio manager for Advantus Capital Management and an analyst with Kemper Corporation.

                                                                     [MANAGEMENT
                                                                    OF THE FUNDS
                                                                            TAB]

DAVID L. ROBERTS, associated with Norwest or its affiliates since 1972. Mr. Roberts is a Managing Director, Equities of Norwest.

STEPHEN S. SMITH, associated with Norwest or its affiliates since 1997. Mr. Smith has been a Chief Investment Officer and principal of the Smith Group since 1995. Mr. Smith previously served as senior portfolio manager with NationsBank and in several capacities with AIM Management Company's Summit Fund.

DAVID D. SYLVESTER, associated with Norwest or its affiliates since 1979. Mr. Sylvester currently is a Managing Director - Reserve Asset Management.

KARL P. TOURVILLE, associated with Norwest or its affiliates since 1986. Mr. Tourville has been a managing partner of Galliard since 1995.

PAUL E. VON KUSTER, associated with Norwest or its affiliates since 1972. Mr. Von Kuster is a Senior Vice-President of Peregrine.

LAURIE R. WHITE, associated with Norwest or its affiliates since 1991. Ms. White is a Director-Reserve Asset Management.

DAVID YIM, associated with Norwest or its affiliates since 1995. Mr. Yim has been a portfolio manager and Director of Investment Research of Galliard since 1995 and previously worked for American Express Financial Advisors as a Research Analyst.

THOMAS ZEIFANG, associated with Norwest or its affiliates since 1999. Mr. Zeifang also is a portfolio manager at WCM, with whom he has been associated since 1995. Prior to 1995, he served as an analyst at Fleet Investment Advisors.

Schroder Portfolio Managers:

MARK BRIDGEMAN, associated with Schroder or its affiliates since 1990. Mr. Bridgeman is a Vice-President of Schroder.

HEATHER CRIGHTON, associated with Schroder or its affiliates since 1992. Ms. Crighton is a Vice-President of Schroder.

MICHAEL PERELSTEIN, associated with Schroder or its affiliates since 1997. Mr. Perelstein has been a Senior Vice-President of Schroder since January 1997. Previously Mr. Perelstein was a Managing Director at MacKay Shields.

JOHN A. TROIANO, associated with Schroder or its affiliates since 1981. Mr. Troiano has been Chief Executive Officer of Schroder since April 1, 1997 and a Managing Director of Schroder since October 1995.

Wells Fargo Portfolio Managers:

STACEY HO, CFA, associated with WCM since 1997. Ms. Ho is co-manager for the international equity portfolios and funds. Prior thereto, she was a senior portfolio manager at Clemente Capital Management and prior thereto, managed Japanese and U.S. equity portfolios at Edison International.

46


KATHERINE SCHAPIRO, CFA, associated with Wells Fargo Bank since 1992. Prior to her association with Wells Fargo Bank, she was a Vice-President and fund manager for Newport Pacific Management, an international investment advisory firm based in San Francisco. Ms. Schapiro is President of the Security Analysts of San Francisco.


  DORMANT INVESTMENT ADVISORY ARRANGEMENTS

         Norwest has been retained as a "dormant" or "back-up" investment adviser to manage any assets redeemed and invested directly by a Fund. Norwest does not receive any compensation under this arrangement as long as a Fund invests entirely in Portfolios. If a Fund redeems assets from a Portfolio and invests them directly, Norwest receives an investment advisory fee from the Fund for the management of those assets.

OTHER FUND SERVICES

         The FORUM FINANCIAL GROUP of companies provide managerial, administrative, and underwriting services to the Funds. NORWEST BANK acts as the Funds' transfer agent, dividend disbursing agent, and custodian.

[PICTURE OF LAP TOP WITH FINANCIAL TABLES]



                                                                     [HOW TO BUY
                                                                        AND SELL
                                                                     SHARES TAB]

     HOW TO BUY AND SELL SHARES

          You may purchase or redeem shares at a price equal to their net asset value next determined after receipt of your purchase order, or redemption request in proper form on "Fund Business Days." Fund Business Days are all weekdays except generally observed national holidays (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas) and Good Friday.

GENERAL PURCHASE INFORMATION

          You may purchase shares directly or through a financial institution. The Funds' transfer agent processes all transactions in Fund shares.

          You may purchase and redeem Fund shares without a sales or redemption charge. I Shares require a minimum initial investment of $1,000 and a minimum subsequent investments of $100.

          Your shares become eligible to receive distributions the Fund Business Day after a purchase order is received in proper form.

          The Funds reserve the right to reject any subscription for the purchase of shares. You will receive share certificates for your shares only if you request them in writing. No certificates are issued for fractional shares.

PURCHASE PROCEDURES

     DIRECT PURCHASES

          You may obtain an account application by writing Norwest Advantage Funds at the following address:

                                    NORWEST ADVANTAGE FUNDS
                                    [NAME OF FUND]
                                    NORWEST BANK MINNESOTA, N.A.
                                    TRANSFER AGENT
                                    733 MARQUETTE AVENUE
                                    MINNEAPOLIS, MN 55479-0040

          When you sign an application for a new Fund account, you are certifying that your Social Security number or other taxpayer identification number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.

48

          You must pay for your shares in U.S. dollars by check or money order drawn on a U.S. bank, by bank or federal funds wire transfer, or by electronic bank transfer. Cash cannot be accepted.

          Call or write the transfer agent if you wish to participate in shareholder services not offered on the account application or change information on your account (such as addresses). Norwest Advantage Funds may in the future modify, limit or terminate any shareholder privilege upon appropriate notice and may charge a fee for certain shareholder services, although no such fees are currently contemplated. You may terminate your participation in any shareholder program by writing to Norwest Advantage Funds.

PURCHASES BY MAIL

          You may send a check or money order along with a completed account application to Norwest Advantage Funds at the address listed above. Checks and money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on some non-member banks may take longer. If your check does not clear, the purchase order will be canceled and you will be liable for any losses or fees incurred by Norwest Advantage Funds, the transfer agent, or the distributor.

          To purchase shares for individual or Uniform Gift to Minors Act accounts, you must write a check or purchase a money order payable to Norwest Advantage Funds, or endorse a check made out to you to Norwest Advantage Funds. For corporation, partnership, trust, 401(k) plan, or other non-individual type accounts, make the check used to purchase shares payable to Norwest Advantage Funds. No other methods of payment by check will be accepted for these types of accounts.

PURCHASES BY BANK WIRE

          You must first telephone the Funds' transfer agent at 1-612-667-8833 or 1-800-338-1348 to obtain an account number before making an initial investment in a Fund by bank wire. Then instruct your bank to wire your money immediately to:

                                    NORWEST BANK MINNESOTA, N.A.
                                    A091 000 019
                                    FOR CREDIT TO:
                                    NORWEST ADVANTAGE FUNDS 0844-131
                                    RE: [NAME OF FUND][CLASS OF SHARES]
                                    ACCOUNT NO.:
                                    ACCOUNT NAME:

          Complete and mail the account application promptly. Your bank may charge for transmitting the money by wire. The Funds do not charge for the receipt of wire transfers. The Funds treat payment by bank wire as a federal funds payment when received.

                                                                     [HOW TO BUY
                                                                        AND SELL
                                                                     SHARES TAB]

PURCHASES THROUGH FINANCIAL INSTITUTIONS

          You may purchase and redeem shares through certain broker-dealers, banks, and other financial institutions. When you purchase a Fund's shares through a financial institution, the shares may be held in your name or in the name of the financial institution. Subject to your institution's procedures, you may have Fund shares held in the name of your financial institution transferred into your name. If your shares are held in the name of your financial institution, you must contact the financial institution on matters involving your shares. Your financial institution may charge you for purchasing, redeeming, or exchanging shares.

SUBSEQUENT PURCHASES OF SHARES

          You can make subsequent purchases by mailing a check, by sending a bank wire, or through a financial institution as indicated above. All payments should clearly indicate your name and account number.

GENERAL REDEMPTION INFORMATION

          You may redeem Fund shares at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions.

          Fund shares are redeemed as of the next determination of the Fund's net asset value following receipt by the transfer agent of the redemption order in proper form (and any supporting documentation that the transfer agent may require). Redeemed shares are not entitled to receive distributions after the day on which the redemption is effective.

          Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days); (2) the New York Stock Exchange is closed (or trading is restricted) for any reason other than normal weekend or holiday closings; (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to your record address.

          To protect against fraud, the following must be in writing with a signature guarantee: (1) endorsement on a share certificate; (2) instruction to change your record name; (3) modification of a designated bank account for wire redemptions; (4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan;
          (5) distribution elections; (6) election of telephone redemption privileges; (7) election of exchange or other privileges in connection with your account; (8) written instruction to redeem shares whose value exceeds $50,000; (9) redemption in an account when the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Advantage Funds account under a different account registration; and (11) the payment of redemption proceeds to any address, person or account for which there are not established standing instructions.

50

          You may obtain signature guarantees at any of the following types of organizations: authorized banks, broker-dealers, national securities exchanges, credit unions, savings associations or other eligible institutions. The specific institution must be acceptable to the transfer agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

          The Funds and the transfer agent will use reasonable procedures to verify that telephone requests are genuine, including recording telephone instructions and sending written confirmations of the transactions. Such procedures are necessary because the Funds and transfer agent could be liable for losses due to unauthorized or fraudulent telephone instructions. You should verify the accuracy of a telephone instruction as soon as you receive the confirmation statement. Telephone redemption and exchanges may be difficult to implement in times of drastic economic or market changes. If you cannot reach the transfer agent by telephone, you may mail or hand-deliver requests to the transfer agent.

          Because of the cost of maintaining smaller accounts, Norwest Advantage Funds may redeem, upon not less than 60 days' written notice, any account holding I Shares with a net asset value of less than $1,000 immediately following any redemption.

REDEMPTION PROCEDURES

          If you have invested directly in a Fund you may redeem your shares as described below. If you have invested through a financial institution you may redeem shares through the financial institution. If you wish to redeem shares by telephone or receive redemption proceeds by bank wire you should complete the appropriate sections of the account application. These privileges may not be available until several weeks after the application is received. You may not redeem shares by telephone if you have certificates for those shares.

REDEMPTION BY MAIL

          You may redeem shares by sending a written request to the transfer agent accompanied by any share certificate you have been issued. Sign all requests and endorse all certificates with signatures guaranteed.

REDEMPTION BY TELEPHONE

          If you have elected telephone redemption privileges, you may redeem shares by telephoning the transfer agent at 1-800-338-1348 or 1-612-667-8833 and providing your shareholder account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number. Norwest Advantage Funds will mail a check to your record address or, if you have chosen wire redemption privileges, wire the proceeds.

                                                                     [HOW TO BUY
                                                            AND SELL SHARES TAB]


REDEMPTION BY BANK WIRE

          If you have elected wire redemption privileges, you may request a Fund to transmit redemption proceeds of more than $5,000 by federal funds wire to a bank account you have designated in writing. You must have chosen the telephone redemption privilege to request bank redemptions by telephone. Redemption proceeds are transmitted by wire on the Fund Business Day after the transfer agent receives a redemption request in proper form.

EXCHANGES

          You may exchange I Shares for I Shares of other Funds offering those shares. Call or write the transfer agent for more information.

          The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Funds, however, may limit your ability to exchange shares if you exchange too often. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of the Fund into which you are exchanging.

          You may only exchange shares into a pre-existing account if that account is identically registered. You must submit a new account application if you wish to exchange shares into an account registered differently or with different shareholder privileges. You may exchange into a Fund only if that Fund's shares legally may be sold in your state of residence.

          The Funds and federal tax law treat an exchange as a redemption and a purchase of shares. The Funds may amend or terminate exchange procedures on 60 days' notice.

EXCHANGES BY MAIL

          You may make an exchange by sending a written request to the transfer agent accompanied by any share certificates for the shares to be exchanged. Sign all written requests and endorse all certificates with signature guaranteed.

EXCHANGES BY TELEPHONE

          If you have telephone  exchange  privileges,  you may make a telephone exchange by calling the transfer agent at 1-800-338-1348 or 1-612-667-8833 and giving your account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number.

52

[PICTURE OF COMPUTER SCREENS]

   DISTRIBUTIONS AND TAX MATTERS


DISTRIBUTIONS

          Distributions of net investment income are declared and paid annually. Each Fund's net capital gain, if any, is distributed at least annually.

          You have three choices for receiving distributions: the Reinvestment Option, the Cash Option, and the Directed Dividend Option.

          o Under the Reinvestment Option, all distributions of a Fund are automatically invested in additional shares of that Fund. You are automatically assigned this option unless you select another option.

          o Under the Cash Option, you are paid all distributions in cash.

          o Under the Directed Dividend Option, if you own $10,000 or more of a Fund's shares in a single account, you can have that Fund's distributions reinvested in shares of another Fund. Call or write the transfer agent for more information about the Directed Dividend Option.

         All distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a Fund. All distributions reinvested in a Fund are reinvested at the Fund's net asset value as of the payment date of the distribution.

TAX MATTERS

         The Funds are managed so that they do not owe federal income or excise taxes. Distributions paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders as ordinary income. Distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Distributions of net capital gain may be taxable at different rates depending on the length of time the Fund holds its assets. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any distribution of net capital gain received on those shares.

         Distributions (other than distributions of net investment income of Funds that distribute net investment income daily) reduce the net asset value of the Fund paying the distribution by the amount of the distribution. Furthermore, a distribution made shortly after you purchase shares, although in effect a return of capital to you, is taxable.

                                                                [DISTRIBUTIONS &
                                                                TAX MATTERS TAB]



   FUNDS INVESTING IN FOREIGN SECURITIES

         If a Fund receives investment income from sources within foreign countries, that income may be subject to foreign income or other taxes. International Fund intends, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by International Portfolio, International Equity Portfolio and Schroder EM Core Portfolio. If you own shares of International Fund, you will be notified of your share of those foreign taxes and will be required to treat the amount of the foreign taxes as additional income. In that event, you may be entitled to claim a credit or deduction for those taxes on your federal income tax return.

54

[PICTURE OF SPREADSHEETS]


         OTHER INFORMATION


     DETERMINATION OF NET ASSET VALUE

         Each Fund determines its net asset value on each Fund Business Day by dividing the value of its net assets (I.E., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The Funds determine their net asset values at 4:00 p.m., Eastern Time.

         All Funds value portfolio securities at current market value if market quotations are readily available. If market quotations are not readily available, the Funds value those securities at fair value as determined by or pursuant to procedures adopted by the Board.

         In order to maintain net asset value per share at $1.00, Money Market Portfolio values its portfolio securities at amortized cost. Amortized cost valuation involves valuing an instrument at its cost and then assuming a constant amortization to maturity of any discount or premium. If the market value of Money Market Portfolio's portfolio deviates more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board will consider whether to take any action to prevent any material effect on shareholders.

         European, Far Eastern, and other international securities exchanges and over-the-counter markets normally complete trading well before the close of business on each Fund Business Day. Trading in foreign securities, however, may not take place on all Fund Business Days or may take place on days that are not Fund Business Days. The determination of the prices of foreign securities may be based on the latest market quotations for the securities. If events occur that affect the securities' value after the close of the markets on which they trade, the Funds may make an adjustment to the value of the securities for purposes of determining net asset value.

         For purposes of determining net asset value, the Funds convert all assets and liabilities denominated in foreign currencies into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.


     ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

         Each Fund reserves the right to invest in one or more Portfolios. Each Fund bears its pro rata portion of the expenses of any Portfolio in which it invests. The Board may redeem a Fund's investment in a Portfolio at any time. The Fund could then invest directly in portfolio securities or could re-invest in one or more different Portfolios that could have different fees and expenses. A Fund might redeem, for example, if other investors had sufficient voting power to change the investment objectives or policies of the Portfolio in a manner detrimental to the Fund.

55

                                                                          [OTHER
                                                                INFORMATION TAB]

FUND REORGANIZATIONS

          The Norwest Advantage Funds' Board of Trustees recently approved the reorganization of each Norwest Advantage Fund into new portfolios of Wells Fargo Funds Trust. The reorganizations are part of a plan to consolidate the Stagecoach and Norwest Advantage fund families following last November's merger of Wells Fargo & Company and Norwest Corporation. Norwest Advantage Funds will present each proposed Fund reorganization to the Fund's shareholders for their approval at a special shareholders' meeting that is planned for August 1999.

          If shareholders approve the reorganizations, each Norwest Advantage Fund offered by this Prospectus will reorganize into a corresponding Wells Fargo Funds Trust portfolio that has substantially similar investment objectives and policies. These Wells Fargo Funds Trust portfolios will not combine with other funds of the Stagecoach or Norwest Advantage fund families.

          You may not purchase shares of the Wells Fargo Funds Trust portfolios until after the reorganizations occur, which is anticipated to be in September 1999.

          You need not act with respect to the reorganizations at this time. Norwest Advantage Funds will mail proxy materials to you in June if you are a shareholder as of May 6, 1999. These materials will describe the reorganizations in detail, including any effect on expense ratios. If you buy fund shares after that date, you will not be entitled to vote those shares on the fund's reorganization, but you may request a copy of the proxy materials.

          THE REORGANIZATIONS ARE EXPECTED TO BE TAX-FREE TRANSACTIONS. THE REORGANIZATIONS WILL NOT TRIGGER ANY SALES CHARGES.





















          NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND THE FUNDS' OFFICIAL SALES LITERATURE. ANY SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

If you would like more information about the Funds and their investments, you may want to read the following documents:

STATEMENT OF ADDITIONAL INFORMATION. A Fund's statement of additional information, or "SAI," contains detailed information about each of the Funds, such as its investments, management, and organization. It is incorporated into this Prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about each Fund's investments is available in its annual and semi-annual reports to shareholders. In the annual report, each Fund's portfolio manager discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may obtain free copies of the SAI, annual report, and semi-annual report by contacting your investment representative or by contacting Norwest Advantage Funds at 733 Marquette Avenue, Minneapolis, Minnesota 55479 or by calling 1-800-338-1348 or 1-612-667-8833.

The Funds' reports and SAI are available from the Securities and Exchange Commission in Washington, D.C. You may obtain copies of these documents, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009. Please call 1-800-SEC-0330 for information about the operation of the SEC's public reference room. The Fund's reports and other information are also available on the SEC's Web site at http:// www.sec.gov.

The SEC's Investment Company Act file number for the Funds is 811-4881.